Dreyfus BASIC
California Municipal
Money Market

SEMIANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  Dreyfus BASIC
                                                           California Municipal
                                                              Money Market Fund

                                                                       The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC California Municipal Money Market Fund, covering the six-month period from July 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The faster than expected rate of economic growth that became evident during the first half of the year gained momentum in the second half, reinforcing concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and year-end in an attempt to forestall an acceleration of inflation.

The tax-exempt money markets were also affected by their own unique influences. Because the robust economy has reduced the need for municipalities to issue short-term debt, the supply of short-term municipal notes has declined amid tepid demand. As a result, tax-exempt money market yields did not rise as much
as    comparable    taxable    yields    during    the    reporting    period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC California Municipal Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC California Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 1999, the fund provided an annualized yield of 2.64% and, after taking into account the effect of compounding, an annualized effective yield of 2.67%.(1)

We attribute the fund's performance to a rising interest-rate environment, which increased the yields of many short-term fixed-income securities, including tax-exempt money market securities.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal and California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from California issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the portfolio' s average weighted maturity in anticipation of interest-rate and supply-and-demand changes in California's short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, represent better values than those we hold in the portfolio at that time. When we find securities that we believe will help us
enhance   the   fund'  s   yield  without  sacrificing  quality  we  buy  them.

The management of the portfolio's average weighted maturity is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio's average weighted maturity to make cash available for the purchase of higher yielding securities. That' s because yields tend to rise temporarily if many issuers are competing for investor interest. If we expect demand to surge at a
                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio' s average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

California' s municipal money market was influenced by global economic events. Contrary to early expectations, many global economies staged impressive rebounds as the year progressed, and the U.S. economy continued to grow strongly. As a result, fixed-income investors grew concerned that the U.S. economy might be growing too rapidly, increasing the risk that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates in late June, August and November, 1999. These changes in monetary policy caused the yields of most money market instruments to rise, including many of those held in this fund.

What is the fund's current strategy?

We have continued to search for the most attractive values in California's tax-exempt money market. We currently prefer school district and local debt, whose revenues tend to be more predictable, to county-issued debt. Many of the counties in California find themselves in a fiscal squeeze because they are forced by the state to provide services without being given the flexibility to raise revenues.

Later in the reporting period, we invested a substantial portion of the fund's assets in Variable Rate Demand Notes (VRDNs), which provided the liquidity that we felt was necessary due to Y2K-related concerns. In addition, the yields on VRDNs rose quickly as supply exceeded demand at year-end.


As we approached year-end we reduced the fund's average maturity in order to increase liquidity. This strategy was designed in order to be prepared for any Y2K-related issues as well as to be more responsive to the year-end rise in interest rates.

January 14, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                       The Fund

STATEMENT OF INVESTMENTS

December 31, 1999 (Unaudited)

                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.8%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--93.9%

Alameda County Industrial Development Authority, Revenue,
  VRDN:

      (Ply Properties Project) 5.25%, Series A
         (LOC; Wells Fargo Bank)                                                              5,055,000  (a)           5,055,000

      (Tool Family Partnership) 4.45%, Series A
         (LOC; Wells Fargo Bank)                                                                400,000  (a)             400,000

California Economic Development Finance Authority, IDR, VRDN

   (Lion Enterprise Inc, Project) 4.50% (LOC; Bank of America)                                1,000,000  (a)           1,000,000

California Health Facilities Finance Authority:

  Health Facility Finance Revenue:

    Prerefunded (Good Samaritan Health)

         7.50%, Series A, 5/1/2000
            (Escrowed in; U.S. Government Securities)                                         2,000,000                2,068,764

      Revenue (Catholic Health Care West)

         4.75%, 7/1/2000                                                                      3,205,000                3,225,935

      VRDN 5.75% (Insured; MBIA and
         LOC; The Bank of New York)                                                           2,900,000  (a)           2,900,000

   HR, VRDN (Scripps Hospital) 4.95% (Insured; MBIA and
      LOC; Credit Local de France)                                                            1,600,000  (a)           1,600,000

California Housing Finance Agency:

  Home Mortgage Revenue

      3.80%, 1/5/2001 (LOC: California State Teachers
         Retirement and Commerzbank)                                                          1,600,000                1,600,000

   Single-Family Mortgage Purchase Revenue

      3%, Series B, 2/1/2000                                                                    450,000                  450,000

California Pollution Control Financing Authority:

  PCR:

    (Chevron USA Inc, Project):

         3.10%, 5/15/2000 (LOC; Chevron USA Inc.)                                               700,000                  700,000

         3.15%, 6/15/2000 (LOC; Chevron USA Inc.)                                             1,135,000                1,135,000

         3.80%, 11/14/2000 (LOC; Chevron USA Inc.)                                            1,185,000                1,185,000

      VRDN, Refunding:

          (Pacific Gas and Electric)

            4.40%, Series D (LOC; Bank of America)                                              320,000  (a)             320,000

         (Shell Oil Co.)

            4.20%, (LOC; Shell Oil Co.)                                                         800,000  (a)             800,000

   SWDR, VRDN (Western Waste Industries)

      4.75% (LOC; Fleet Bank)                                                                 3,000,000  (a)           3,000,000

California Statewide Communities Development Authority,
   VRDN, MFHR (Sunrise of Moraga)

   5.25%, Series G (LOC; Commerzbank)                                                           755,000  (a)             755,000

State of California, Revenue

   7.10%, 4/1/2000                                                                            2,000,000                2,020,433


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Contra Costa County,

  MFHR, Refunding, VRDN (Del Norte Apartments)

   4.60%, Series A (LOC; State Street Bank and Trust Co.)                                     3,500,000  (a)           3,500,000

Contra Costa Transpitation Authority, Revenue

   5%, 3/1/2000 (Insured; FGIC)                                                                 500,000                  501,360

Fremont, MFHR, VRDN

   5%, Series E (LOC: Bayerische Bank and Landesbank )                                        3,100,000  (a)           3,100,000

Fremount Unified School District, Revenue

   4%, 7/28/2000                                                                              3,000,000                3,010,771

Glendale, Revenue Reliance Development, VRDN (Public Parking)

   3.65% (LOC; Barclays Bank)                                                                 1,900,000  (a)           1,900,000

Irvine Improvement Bond Act of 1915 Assessment District,

  VRDN:

      4.20% (LOC; Canadian Imperial Bank of Commerce)                                           100,000  (a)             100,000

      Limited Obligation, 4.20% (LOC; Kredietbank)                                            1,100,000  (a)           1,100,000

Irvine Ranch Water District, VRDN

   4.20%, (LOC; Landesbank Hessen)                                                              600,000  (a)             600,000

Kern High School District, TRAN

   4%, 7/6/2000                                                                               3,000,000                3,009,330

Lassen Municipal Utility District, Revenue, Refunding, VRDN

   5.30%, Series A (Insured; FSA and LOC; Credit Local De France)                               700,000  (a)             700,000

Los Angeles Department of Water and Power Electric Plant,

  Revenue, CP:

      3.25%, 1/25/2000 (LOC: Bank of America, Bayerische
         Landesbank, Credit Local de France, Morgan Guaranty
         Trust Co. and Westdeutsche Landesbank)                                               3,000,000                2,999,995

      3.60%, 2/8/2000 (LOC: Bank of America, Bayerische
         Landesbank, Credit Local de France, Morgan Guaranty
         Trust Co. and Westdeutsche Landesbank)                                               4,000,000                4,000,000

      3.60%, 2/9/2000 (LOC: Bank of America, Bayerische
         Landesbank, Credit Local de France, Morgan Guaranty
         Trust Co. and Westdeutsche Landesbank)                                               3,100,000                3,100,000

Los Angeles Wastewater System, Revenue, Prerefunded

   7%, 2/1/2000 (Escrowed In; U.S. Government Securities)                                     6,000,000                6,137,848

Los Angeles County Housing Authority, MFHR, Refunding,

  VRDN (Malibu Meadows)

   4.90% (LOC; FNMA)                                                                          4,500,000  (a)           4,500,000

Metropolitan Water District, Revenue (Southern California

  Water Works)

   3.65%, 6/1/2000 (LOC Bank of America)                                                      3,000,000                3,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Modesto, MFHR, Refunding, VRDN (Shadowbrook)

   4.90%, Series A (LOC; Bank of America)                                                     1,000,000  (a)           1,000,000

Monterey County Financing Authority, Revenue, VRDN

  (Reclamation and District Project)

   4.95% (LOC; Credit Local De France)                                                        2,400,000  (a)           2,400,000

Moreno Valley Union School District, TRAN 4%, 6/30/2000                                       2,000,000                2,005,732

Oakland, COP, VRDN (Capital Equipment Project)

   5.15%, Series A (LOC; National Westminster Bank)                                           5,900,000  (a)           5,900,000

Orange County Various Sanitation Districts, COP, Refunding, VRDN

   4.20% (Insured; AMBAC and LOC; Societe Generale)                                             300,000  (a)             300,000

Orange County Water District,

   COP, VRDN 4.25% (LOC; National Westminster Bank)                                             700,000  (a)             700,000

Rancho Water District Finance Authority, Revenue, VRDN

   5%, Series A ( Liquidity; FGIC)                                                            3,000,000  (a)           3,000,000

Riverside County Housing Authority, Multi-Family Housing

  Mortgage Revenue, Refunding, VRDN

  (Mountain View Apartments)

   3.90%, Series A (LOC; Federal Home Loan Banks)                                             3,675,000  (a)           3,675,000

Riverside County Special Tax Refunding Community Facility

  District, VRDN

   5.10% (Insured; AMBAC and LOC; Kredietbank)                                                3,500,000  (a)           3,500,000

San Bernardino County, COP, Refunding (Medical Center

  Finance Project), VRDN

   4.95% (Insured MBIA and LOC; Landesbank Hessen)                                            1,000,000  (a)           1,000,000

San Francisco Bay Area Rapid Transit, CP:

   3.55%, 2/11/2000 (LOC; Morgan Guaranty Trust Co.)                                          1,500,000                1,500,000

   3.60%, 2/9/2000 (LOC; Bayererische Landesbank)                                             2,400,000                2,400,000

San Francisco City and County Redevelopment Agency, MFHR,

  Refunding, VRDN (Fillmore Center)

   4.95% (LOC; Credit Suisse)                                                                 3,000,000  (a)           3,000,000

Santa Paula Public Financing Authority, LR, Water System,
   VRDN (Acquis Project)

   5% (LOC; California Teachers Retirement)                                                   5,700,000  (a)           5,700,000

Stockton, MFHR, VRDN (Marine Point Association)

   5% (LOC; Lasalle National Bank)                                                            2,500,000  (a)           2,500,000

Upland, Apartment Development Revenue, Refunding,

  VRDN (Mountain Springs)

   4.90%, Series A (LOC; FNMA)                                                                3,000,000  (a)           3,000,000

Waterfuse Finance Authority, Revenue, VRDN

   4.65% (Insured; FSA and LOC; Credit Suisse)                                                4,800,000  (a)           4,800,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--5.9%

Guam Power Authority, CP:

   3.40%, 3/9/2000 (Insured; AMBAC and LOC; Kredeitbank)                                      1,700,000                1,700,000

   3.65%, 2/11/2000 (Insured; AMBAC and LOC; Kredeitbank)                                       700,000                  700,000

Commonwealth of Puerto Rico, Public Improvement Revenue

   5.50%, Series B, 7/1/2000 (Insured; AMBAC)                                                 1,000,000                1,011,301

Commonwealth of Puerto Rico Government Development Bank,

  Refunding, VRDN

   4.95% (Insured; MBIA and LOC; Credit Suisse)                                               1,000,000  (a)           1,000,000

Commonwealth of Puerto Rico Highway Authority, Highway

  Revenue, Refunding, Prerefunded

  6.75%, Series R, 7/1/2000 (Escrowed in; U.S. Government

   Securities)                                                                                  900,000                  932,541

Commonwealth of Puerto Rico Industrial , Medical and

  Environmental Pollution Control Facility Finance Authority,

  Revenue

   3.50%, 9/1/2000 (LOC; ABN-Amro Bank)                                                       2,000,000                2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $123,198,986)                                                             99.8%              123,199,010

CASH AND RECEIVABLES (NET)                                                                          .2%                  269,021

NET ASSETS                                                                                       100.0%              123,468,031

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation
CP                        Commercial Paper
FGIC                      Financial Guaranty Insurance
                             Company
FNMA                      Federal National Mortgage
                             Association
FSA                       Financial Security Assurance
HR                        Hospital Revenue
IDR                       Industrial Development Revenue
LOC                       Letter of Credit
LR                        Lease Revenue
MBIA                      Municipal Bond
                             Investor Assurance
                             Insurance Corporation
MFHR                      Multi-Family Housing Revenue
PCR                       Pollution Control Revenue
SWDR                      Solid Waste Disposal Revenue
TRAN                      Tax and Revenue Anticipation
                             Notes
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+,F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 86.1

AAA/AA(b)                        Aaa/Aa(b)                       AAA/AA(b)                                        11.3

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      2.6

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD AND POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           123,198,986   123,199,010

Interest receivable                                                     965,153

                                                                    124,164,163
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            48,147

Cash overdraft due to Custodian                                          45,659

Note payable--Note 3                                                    600,000

Interest payable--Note 3                                                  2,326

                                                                        696,132
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      123,468,031
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     123,468,310

Accumulated net realized gain (loss) on investments                       (303)

Accumulated gross unrealized appreciation on investments                     24
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      123,468,031
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      123,468,310

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF OPERATIONS

Six Months Ended December 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,906,212

EXPENSES:

Management fee--Note 2                                                 276,046

Interest expense--Note 3                                                 6,750

TOTAL EXPENSES                                                         282,796

INVESTMENT INCOME--NET                                               1,623,416
--------------------------------------------------------------------------------

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS--NOTE 1(B) ($)    24

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,623,440

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)        June 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,623,416            2,641,256

Net realized gain (loss) from investments              --                (166)

Net unrealized appreciation (depreciation)
   of investments                                     24                   --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,623,440             2,641,090
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,623,416)          (2,641,256)

Net realized gain on investments                       --              (8,137)

TOTAL DIVIDENDS                               (1,623,416)          (2,649,393)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 146,242,727          280,160,658

Dividends reinvested                              976,368            1,677,263

Cost of shares redeemed                     (133,142,808)        (272,699,712)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           14,076,287            9,138,209

TOTAL INCREASE (DECREASE) IN NET ASSETS       14,076,311            9,129,906
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           109,391,720          100,261,814

END OF PERIOD                                 123,468,031          109,391,720

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         December 31, 1999                                  Year Ended June 30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .013          .026          .031          .031           .031          .031

Distributions:

Dividends from investment
   income--net                                        (.013)        (.026)        (.031)        (.031)         (.031)        (.031)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.66(a)       2.62          3.13          3.11           3.19          3.10
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .46(a)        .46           .46           .42            .44           .60

Ratio of net investment income
   to average net assets                              2.64(a)       2.58          3.08          3.09           3.36          3.07

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --            --           .03            .07            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      123,468      109,392       100,262         80,580        36,728        15,538

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC California Municipal Money Market Fund (the "fund") is a separate non-diversified series of the Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal income taxes and State of California personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation (" Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of  management estimates. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement
date    and    recognized    on    the
                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency ser vices to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees) . Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested
Trustees. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager are in fact paid directly by the Manager to the non-interested Trustees.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 1999 was approximately $226,400 with a related weighted average annualized interest rate of 5.90%.


NOTES

                        For More Information

                        Dreyfus
                        BASIC California Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940
                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  307SA9912



================================================================================


Dreyfus
BASIC New York
Municipal Money
Market Fund

SEMIANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                  Dreyfus BASIC
                                                             New York Municipal
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC New York Municipal Money Market Fund, covering the six-month period from July 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The faster than expected rate of economic growth that became evident during the first half of the year gained momentum in the second half, reinforcing concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and year-end in an attempt to forestall an acceleration of inflation.

The tax-exempt money markets were also affected by their own unique influences. Because the robust economy has reduced the need for municipalities to issue short-term debt, the supply of short-term municipal notes has declined amid tepid demand. As a result, tax-exempt money market yields did not rise as much as comparable taxable yields during the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC New York Municipal Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC New York Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 1999, the fund provided an annualized yield of 2.88% and, after taking into account the effect of compounding, an annualized effective yield of 2.92%.(1) We attribute the fund's performance to a rising interest-rate environment, which increased the yields of many short-term fixed-income securities, including tax-exempt money market securities.

In anticipation of rising interest rates we reduced the fund's average weighted maturity -- a measure of sensitivity to changes in interest rates -- in an attempt to capture higher yields more readily.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal, New York State and New York City income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from New York issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the portfolio's average weighted maturity in anticipation of interest-rate and supply-and-demand changes in New York's short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, represent better values than those we hold in the portfolio at that time. When we find securities that we believe will help us
enhance   the   fund's   yield  without  sacrificing  quality  we  buy  them.

The management of the portfolio's average weighted maturity is a more tactical approach. If we expect the supply of securities to increase
                                                                    The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

temporarily, we may reduce the portfolio's average weighted maturity to make cash available for the purchase of higher yielding securities. That's because yields tend to rise temporarily if many issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

New York' s municipal money market was influenced by global economic events. Contrary to early expectations, many global economies staged impressive rebounds as the year progressed, and the U.S. economy continued to grow strongly. As a result, fixed-income investors grew concerned that the U.S. economy might be growing too rapidly, increasing the risk that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates in late June, August and November, 1999. These changes in monetary policy caused the yields of most money market instruments to rise, including many of those held in this fund.

What is the fund's current strategy?

We have continued to search for the most attractive values in New York's tax-exempt money markets. We believe that there is a clear dichotomy in New York issues, between those evidencing strong credit quality and those lacking the financial cushion required by our rigorous credit analysis. As a result, we have avoided issuers such as Nassau County, whose finances are deteriorating, unless they carry a guarantee from a financial institution.

Another strategic move we made was to reduce the fund's average weighted maturity from 49 days at the beginning of July to 43 days as of December 31, 1999. This strategy was designed to reduce volatility and helped the portfolio be more responsive to the year-end rise in interest rates.


Finally, later in the year we invested a significant portion of the fund's assets in Variable Rate Demand Notes (VRDNs), which provided the liquidity that we felt was necessary due to Y2K-related concerns. In addition, the yields on VRDNs rose quickly as supply exceeded demand at year-end.

January 14, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                       The Fund

STATEMENT OF INVESTMENTS STATEMENT OF INVESTMENTS


December 31, 1999 (Unaudited)

(CONTINUED)

                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.6%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--98.1%

Albany Industrial Development Agency, IDR, VRDN

  (Newkirk Products Inc., Project)

   5.55%, Series A (LOC; Fleet Bank)                                                          1,600,000  (a)           1,600,000

Babylon Industrial Development Agency, RRR, VRDN

  (Equity Babylon Project)

   4.75% (LOC; Union Bank of Switzerland)                                                     6,200,000  (a)           6,200,000

Broome County, BAN 3.50%, 4/5/2000                                                            5,000,000                5,005,791

Broome County Industrial Development Agency, IDR,

  Refunding, VRDN (Bing Realty Co. Project)

   5.55% (LOC; Meridan Bank Corp.)                                                            1,400,000  (a)           1,400,000

Chemung County Industrial Development Agency,

  Civic Facility Revenue, VRDN (Arnot Ogden Medical Center)

   5.35% (LOC; Chase Manhattan Bank)                                                          2,475,000  (a)           2,475,000

Great Neck North Water Authority, Water System Revenue,

  Refunding, VRDN

   5.45% Series A (Insured; FGIC and SBPA; FGIC)                                              8,400,000  (a)           8,400,000

Jefferson County Industrial Development Agency, IDR, VRDN

  (Watertown-Carthage IV)

   3.75% (LOC; Bank One Corp.)                                                                  100,000  (a)             100,000

Long Island Power Authority, Electric System Revenue:

  CP:

    3.95%, Sub-Series 4, 1/21/2000

         (LOC: Bayerische Landesbank and

         Westdeutsche Landesbank)                                                            10,000,000               10,000,000

      3.65%, Sub-Series 4, 2/11/2000

         (LOC: Bayerische Landesbank and

         Westdeutsche Landesbank)                                                             5,000,000                5,000,000

   VRDN:

      4.70%, Sub-Series 5 (LOC: ABN-Amro Bank and

         Morgan Guaranty Trust Co.)                                                           4,200,000  (a)           4,200,000

      4.75%, Sub-Series 6 (LOC: ABN-Amro Bank and

         Morgan Guaranty Trust Co.)                                                           2,900,000  (a)           2,900,000

Metropolitan Transportation Authority, Transport Facility

  Revenue, CP:

      3.75%, Series 1, 1/24/2000 (LOC; ABN-Amro Bank)                                         9,800,000                9,800,000

      3.70%, Series 1, 2/9/2000 (LOC; ABN-Amro Bank)                                          6,000,000                6,000,000

      3.70%, Series 1, 2/14/2000 (LOC; ABN-Amro Bank)                                         2,600,000                2,600,000

Monroe County Airport Authority, Revenue, VRDN

   5.60% (Insured; MBIA and LOC; Merrill Lynch and Co.)                                       4,900,000  (a)           4,900,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Nassau County:

  BAN:

      4.25%, 3/15/2000 (LOC; The Bank of New York)                                            4,000,000                4,005,132

      4.75%, Series C, 12/21/2000 (LOC; First Union

         National Bank)                                                                       3,000,000                3,019,549

   Refunding 4.25%, Series Z, 9/1/2000 (Insured; FGIC)                                        4,940,000                4,960,698

New York City:

  Refunding, CP:

    3.80%, Series H-3, 1/26/2000 (LOC; FSA and

         SPBA; State Street Bank and Trust Co.)                                               3,000,000                3,000,000

      3.70%, Series H-3, 2/10/2000 (LOC; FSA and

         SPBA; State Street Bank and Trust Co.)                                               2,200,000                2,200,000

      3.75%, Series H-3, 2/10/2000 (LOC; FSA and

         SPBA; State Street Bank and Trust Co.)                                               4,500,000                4,500,000

      3.75%, Series H-3, 2/10/2000 (Insured; AMBAC and

         LOC; KredietBank)                                                                    9,000,000                9,000,000

   VRDN:

      5.45%, Sub-Series A-6 (LOC; Landesbank Hessen)                                          2,530,000  (a)           2,530,000

      5.75%, Series J-2 (LOC; Commerzbank)                                                   11,700,000  (a)          11,700,000

New York City Health and Hospital Corporation, Revenue,

  VRDN (Health Systems):

      3.75%, Series A (LOC; Morgan Guaranty Trust Co.)                                        8,800,000  (a)           8,800,000

      5.40%, Series B (LOC; Canadian Imperial Bank

         of Commerce)                                                                         4,800,000  (a)           4,800,000

      5.50%, Series D (LOC; Bank of Nova Scotia)                                             11,800,000  (a)          11,800,000

New York City Housing Development Corporation, VRDN:

  MFMR

      (West 89th Street) 5.55%, Series A (LOC; Midland Bank)                                 12,600,000  (a)          12,600,000

   Multi-Family Rental Housing Revenue:

      (Carnegie Park) 5.50%, Series A (LOC; FNMA)                                            10,200,000  (a)          10,200,000

      (Columbus Green) 5.50%, Series A (LOC; FNMA)                                            2,075,000  (a)           2,075,000

      (Monterey) 5.50%, Series A (LOC; FNMA)                                                 13,000,000  (a)          13,000,000

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue, VRDN

   4.70%, Series G (Insured; FGIC and Liqudity Facility; FGIC)                                5,100,000  (a)           5,100,000

New York City Transitional Finance Authority, Revenue,

   VRDN 5.75%, Series A-48 (LOC; The Bank of New York)                                       10,000,000  (a)          10,000,000

New York City Trust, Cultural Resource Revenue

  (American Museum of Natural History)

   3.70%, Series B, 7/1/2000 (Insured; AMBAC)                                                 2,125,000                2,125,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues:

  Prerefunded:

    (State University Educational Facilities):

         6.125%, Series C, 5/15/2000

            (Escrowed in; U.S. Government Securities)                                         1,550,000                1,564,628

         7.70%, Series A, 5/15/2000

            (Escrowed in; U.S. Government Securities)                                        10,000,000               10,361,625

      (United Health Services Inc.)

         7.35%, 2/1/2000 (SBPA; Federal Housing Authority)                                    6,705,000                6,862,906

   VRDN:

      (Metropolitan Museum of Art):

         5.35%, Series A (Guaranty; Metropolitan Museum of Art)                               3,000,000  (a)           3,000,000

         5.35%, Series B (Guaranty; Metropolitan Museum of Art)                               1,760,000  (a)           1,760,000

      Refunding (Wagner College)

         5.65% (LOC; Morgan Guaranty Trust Co.)                                               7,100,000  (a)           7,100,000

New York State Energy Research and Development Authority:

  PCR (New York State Electric and Gas)

      3.90%, Series D, 12/1/2000 (LOC; Fleet Bank)                                            4,000,000                4,000,000

   VRDN:

      Gas Facilities Revenue (Union Gas Project):

         3.15%, Series A-2 (Insured; MBIA and

            SPBA; United Bank of Switzerland)                                                 4,700,000  (a)           4,700,000

         3.35%, Series A-1 (Insured; MBIA and

            SPBA; United Bank of Switzerland)                                                 4,900,000  (a)           4,900,000

      PCR:

         (Niagara Mohawk)

            5%, Series A (LOC; Toronto-Dominion Bank)                                         3,000,000  (a)           3,000,000

         Refunding (New York State Electric and Gas)

            4.65%, Series C (LOC; Morgan Guaranty Trust Co.)                                 10,420,000  (a)          10,420,000

New York State Environmental Quality:

  3.90%, Series G, 10/5/2000

      (LOC; Westdeutsche Landesbank)                                                         12,000,000               12,000,000

   CP 3.40%, Series A, 2/10/2000 (LOC: Bayerische

      Landesbank and Landesbank Hessen)                                                       2,500,000                2,500,000

New York State Housing Finance Agency, VRDN:

  HR:

      5.50%, Series A (LOC; FNMA)                                                             5,000,000  (a)           5,000,000

      (East 84th Street) 5.60%, Series A

         (LOC; Hypovereins Bank)                                                              4,600,000  (a)           4,600,000

   Service Contract Obligation

      5.70%, Series A (LOC; Commerzbank)                                                      6,000,000  (a)           6,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Job Development Authority, VRDN

   5%, Series B-1 Thru B-9 (Guaranty; New York State)                                           300,000  (a)             300,000

New York State Local Governmental Assistance Corporation,

  VRDN:

      5.20%, Series D (LOC; Societe Generale)                                                10,000,000  (a)          10,000,000

      5.75%, Series 22 (Insured; AMBAC and

         LOC; The Bank of New York)                                                           6,575,000  (a)           6,575,000

New York State Medical Care Facilities Finance Agency,

  Revenue, VRDN (Pooled Equipment Loan Program II)

   5.10%, Series A (LOC; Chase Manhattan Bank)                                                2,200,000  (a)           2,200,000

New York State Thruway Authority, Highway and

  Bridge Trust Fund

   5%, Series B, 4/1/2000 (Insured; AMBAC)                                                    5,000,000                5,023,065

Rensselaer County Industrial Development Agency,

  Civic Facility, Revenue, VRDN

  (Polytech Institute Project) 3.40%, Series A

   (LOC; Rennselaer Polytech Institute)                                                       4,300,000  (a)           4,300,000

Saint Lawrence Industrial Development Agency,

  Environment Improvement, Revenue, VRDN

  (Reynolds Metals Co. Project)

   3.20% (LOC; Royal Bank of Canada)                                                          1,200,000  (a)           1,200,000

Schenectady Industrial Development Agency,

  Civic Facility Revenue, VRDN (Union College Project)

   5.40%, Series A                                                                            3,041,000  (a)           3,041,000

Suffolk County Water Authority, Waterworks Revenue,

  Prerefunded (Union College Project)

   6.875%, 6/1/2000 (Insured: AMBAC)                                                          1,315,000                1,358,942

Yonkers Industrial Development Agency,

  Civic Facility Revenue, VRDN

  (Consumers Union Facility)

   (5.65% (Insured; AMBAC and LOC; Commerzbank)                                               3,400,000  (a)           3,400,000

U.S. RELATED--1.5%

Commonwealth of Puerto Rico Government Development

  Bank, Refunding, VRDN

   4.95%, (Insured; MBIA and LOC; Credit Suisse)                                              5,000,000  (a)           5,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $326,163,336)                                                             99.6%              326,163,336

CASH AND RECEIVABLES (NET)                                                                          .4%                1,349,787

NET ASSETS                                                                                       100.0%              327,513,123

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
BAN                       Bond Anticipation Notes
CP                        Commercial Paper
FGIC                      Financial Guaranty Insurance
                             Company
FNMA                      Federal National Mortgage
                             Association
FSA                       Financial Security Assurance
HR                        Hospital Revenue
IDR                    Industrial Development Revenue
LOC                    Letter of Credit
MBIA                   Municipal Bond Investors Assurance
                           Insurance Corporation
MFMR                   Multi-Family Mortgage Revenue
PCR                    Pollution Control Revenue
RRR                    Resources Recovery Revenue
SBPA                   Standby Bond Purchase
                           Agreement
VRDN                   Variable Rate Demand Notes

Summary of Combined Ratings

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 90.1
AAA/AA(b)                        Aaa/Aa(b)                       AAA/AA(b)                                         9.4
Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                       .5

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD AND POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           326,163,336   326,163,336

Interest receivable                                                   1,856,074

                                                                    328,019,410
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           124,048

Cash overdraft due to Custodian                                         380,571

Interest payable--Note 3                                                  1,668

                                                                        506,287
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      327,513,123
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     327,513,133

Accumulated net realized gain (loss) on investments                        (10)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      327,513,123
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      327,513,114

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF OPERATIONS

Six Months Ended December 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,378,927

EXPENSES:

Management fee--Note 2                                                 723,423

Interest expense--Note 3                                                 3,586

TOTAL EXPENSES                                                         727,009

INVESTMENT INCOME--NET, representing net increase in net assets
  resulting from operations                                          4,651,918

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)        June 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET                          4,651,918            9,005,223
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,651,918)          (9,005,223)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 121,699,524          281,151,852

Dividends reinvested                            4,260,766            8,316,374

Cost of shares redeemed                     (112,542,006)        (309,861,859)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           13,418,284          (20,393,633)

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,418,284          (20,393,633)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           314,094,839          334,488,472

END OF PERIOD                                 327,513,123          314,094,839

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                               Six Months
                                                    Ended
                                              December 31,

                                                      1999                                Year Ended June 30,
                                                                  ------------------------------------------------------------------
                                                (Unaudited)         1999          1998           1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                 .015          .027          .031           .031          .031          .029

Distributions:

Dividends from investment
   income--net                                        (.015)        (.027)        (.031)         (.031)        (.031)        (.029)

Net asset value, end of period                        1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.90(a)       2.69          3.14           3.11          3.14          2.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .45(a)        .45           .45            .41           .43           .60

Ratio of net investment income
   to average net assets                              2.89(a)       2.65          3.09           3.08          3.43          2.97

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corportation                             --            --            --            .04           .09            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     327,513       314,095       334,488        272,544       156,491        21,739

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New York Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis.
                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $4,497 during the period ended December 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 1999, was approximately $122,800 with a related weighted average annualized interest rate of 5.79%.


NOTES

                        For More Information

                        Dreyfus BASIC New York Municipal Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  316SA9912



================================================================================



Dreyfus Premier
Limited Term
Massachusetts
Municipal Fund

SEMIANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                      Dreyfus Premier Limited Term Massachusetts Municipal Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Limited Term Massachusetts Municipal Fund, covering the six-month period from July 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kristin Lindquist.

The past six months have been challenging for municipal bond investors. Robust economic growth fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of interest and principal payments for both taxable and tax-exempt bonds. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

The municipal bond marketplace was also subject to adverse supply-and-demand influences, which caused tax-exempt securities to decline more sharply than comparable taxable securities during the reporting period. Lackluster demand for tax-exempt securities from corporations and institutions more than offset the positive effects of reduced supply and greater demand from individual investors. By year-end, tax-exempt fixed-income securities were providing a historically high percentage of the yield of comparable maturity U.S. Treasury securities, making them a very good value, in our opinion, for investors seeking tax-exempt income.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Limited Term Massachusetts Municipal Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Kristin Lindquist, Portfolio Manager

How did Dreyfus Premier Limited Term Massachusetts Municipal Fund perform during the period?

For the six-month period ended December 31, 1999, the fund produced a total return of 0.11% for its Class A shares, -0.15% for Class B shares, -0.22% for Class C shares, and 0.14% for Class R shares.(1 )This compares to a total return of -0.71% for the Lipper Massachusetts Intermediate Municipal Debt Fund category average for the same period.(2)

We   attribute   the  fund's  modest  performance  to  a  rising  interest-rate environment, which continued throughout the reporting period and resulted in disappointing returns for many fixed-income securities, including limited-term municipal securities. However, we took this opportunity to shorten the fund's average weighted maturity in an attempt to capture higher yields and to improve the overall credit quality of the portfolio.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal and Massachusetts personal income taxes consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual tax-exempt bonds from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's average weighted maturity in anticipation of interest-rate and supply-and-demand changes in Massachusetts's limited-term municipal marketplace. The fund's dollar-weighted average portfolio maturity is not expected to exceed 10 years.

Focusing on individual securities rather than on economic or market trends, we search for securities that, in our opinion, represent better values than we hold in the portfolio at that time. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality we buy them.

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the portfolio's average weighted maturity is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio's average weighted maturity to make cash available for the purchase of higher yielding securities. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

Rising interest rates adversely affected the fund's performance throughout the reporting period. Contrary to early expectations, many global economies staged impressive rebounds as the year progressed, and the U.S. economy continued to grow strongly. As a result, fixed-income investors grew concerned that the U.S. economy might be growing too rapidly, increasing the risk that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates in late June, August and November 1999. These changes in monetary policy caused the prices of most bonds to fall, including many of those held in this fund.

However, it is important to note that municipal bonds with intermediate-term maturities did not fall as sharply as those with longer maturities (more than 10 years). That's because, in general, investors were more cautious with respect to investing in longer term securities, given the widespread belief that interest rates would continue to rise. In addition, many investors favored holding shorter maturity securities at year-end because of Y2K concerns.

What is the fund's current strategy?

We have continued to implement our strategy of searching for the most attractive values in Massachusetts's tax-exempt marketplace. To that end, we have attempted to capture higher yields by reducing our holdings of longer maturity municipal bonds, replacing them with shorter maturity securities. In doing so, we were able to lower the fund' s average weighted effective maturity from 8.4 years at the beginning of July to 8.2 years as of December 31, 1999. In addition, this strategy helped us reduce volatility, which helped protect the fund as interest rates were rising.

Consistent with the fund' s goal of providing investors with a high credit quality portfolio, we have also continued to emphasize bonds that carry the highest credit ratings. As of December 31, 1999, over 60% of the fund's investments were triple-A rated securities, and the fund's overall credit quality averaged in the double-A range.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                       The Fund

STATEMENT OF INVESTMENTS

December 31, 1999 (Unaudited)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.3%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--92.1%

Amesbury 6.75%, 11/1/2000 (Insured; MBIA)                                                       355,000                  362,480

Amherst 6%, 1/15/2003                                                                           200,000                  207,348

Amherst-Pelham Regional School District

   5.50%, 5/15/2003 (Insured; AMBAC)                                                          1,000,000                1,001,100

Andover 6%, 12/1/2005                                                                           700,000                  744,828

Belmont 5.50%, 1/15/2005                                                                        585,000                  604,521

Boston 5.25%, 10/1/2004 (Insured; MBIA)                                                       2,000,000                2,043,200

Boston Water and Sewer Commission, Revenue
   9.25%, 1/1/2011                                                                              100,000                  130,657

Burlington:

   5.25%, 2/1/2012                                                                              200,000                  198,666

   5.25%, 2/1/2013                                                                              250,000                  245,698

Cambridge:
   6.60%, 6/15/2000                                                                             675,000                  682,864

   Municipal Purpose Loan 5.60%, 11/1/2001                                                      500,000                  511,090

Chicopee 4.50%, 7/15/2001 (Insured; MBIA)                                                       500,000                  501,430

Cohasset, Municipal Purpose Loan
   6.90%, 11/1/2000 (Insured; MBIA)                                                             150,000                  153,559

Easton, Municipal Purpose Loan 6%, 9/15/2006                                                    105,000                  109,618

Fall River 7.20%, 6/1/2010

   (Insured; MBIA, Prerefunded 6/1/2001)                                                        500,000  (a)             527,880

Franklin 6.25%, 11/15/2005 (Insured; MBIA)                                                      430,000                  460,074

Frontier Regional School District

   5.50%, 6/15/2014 (Insured; AMBAC)                                                          1,000,000                  986,740

Haverhill 6%, 6/15/2005 (Insured; FGIC)                                                         750,000                  790,778

Lynn, 5.25%, 2/15/2008                                                                        1,500,000                1,516,515

Martha's Vineyard, Land Bank Revenue 5.50%, 5/1/2011                                          1,030,000                1,041,649

Mashpee, Municipal Purpose Loan

   6.25%, 2/1/2006 (Insured; MBIA)                                                            1,000,000                1,069,850

Massachusetts:
   5%, 8/1/2001                                                                               1,020,000                1,028,803

   6.50%, 8/1/2008                                                                              600,000                  655,806

   Consolidated Loan:

      7%, 7/1/2006 (Insured; MBIA, Prerefunded 7/1/2000)                                        500,000  (a)             517,170

      5.50%, 7/1/2008                                                                         2,500,000                2,565,600

      5.25%, 8/1/2017                                                                           500,000                  466,000

Massachusetts Bay Transportation Authority,

  General Transportation System:

      5.90%, 3/1/2004                                                                           530,000                  552,064

      5.90%, 3/1/2004 (Prerefunded 2/1/2003)                                                     20,000  (a)              21,028

      5.50%, 3/1/2009                                                                         2,000,000                2,049,460


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Bay Transportation Authority,

  General Transportation System (continued):

      5.25%, 3/1/2011 (Insured; AMBAC, Prerefunded 3/1/2005)                                  1,000,000  (a)           1,026,380

      5.50%, 3/1/2014 (Insured; FGIC)                                                         2,000,000                1,989,140

      5.25%, 3/1/2015 (Insured; FGIC)                                                         1,000,000                  955,120

Massachusetts Development Finance Agency, Revenue
   (Higher Education--Emerson College):

      6%, 7/1/2008                                                                              310,000                  307,260

      6.30%, 7/1/2010                                                                           350,000                  348,383

      6.40%, 7/1/2011                                                                           370,000                  368,424

      6.50%, 7/1/2012                                                                           395,000                  394,499

      6.90%, 12/1/2029                                                                        1,000,000                  999,920

Massachusetts Education Loan Authority, Education
   Loan Revenue 6.20%, 7/1/2013 (Insured; AMBAC)                                                875,000                  891,520

Massachusetts Federal Highway Grant 5.25% 6/15/2013                                           1,000,000                  966,740

Massachusetts Health and Educational Facilities Authority,
   Revenue:
      (Boston College) 5%, 6/1/2016                                                             500,000                  448,940

      (Brigham & Womens Hospital)

         6.75%, 7/1/2024 (Insured; MBIA,

            Prerefunded 7/1/2001)                                                             2,000,000  (a)           2,102,440

      (Dana-Farber Cancer Institute)

         5.55%, 12/1/2003 (Insured; FGIC)                                                       400,000                  410,248

      (Harvard University):
         6.20%, 12/1/2001                                                                     1,000,000                1,033,160

         6.50%, 11/1/2004                                                                       700,000                  754,012

      (Institute of Technology) 5.20%, 1/1/2028                                               1,000,000                  886,230

      (Jordan Hospital):

         5%, 10/1/2010                                                                          500,000                  454,620

         6.875%, 10/1/2015                                                                    1,000,000                  997,190

      (Northeastern University)
         5.50%, 10/1/2009 (Insured; MBIA)                                                       420,000                  430,731

      (Partners Healthcare Systems):

         5.25%, 7/1/2004 (Insured; FSA)                                                       1,000,000                1,012,570

         5.25%, 7/1/2013                                                                      1,595,000                1,470,813

         5.125%, 7/1/2019                                                                     1,000,000                  849,720

      (South Shore Hospital):
         4.75%, 7/1/2004                                                                        700,000                  681,898

         7.50%, 7/1/2010 (Insured; MBIA, Prerefunded 7/1/2000)                                  350,000  (a)             362,824

         7.50%, 7/1/2020 (Insured; MBIA, Prerefunded 7/1/2000)                                  500,000  (a)             518,320

      (Wenworth Institute of Technology):

         7.15%, 4/1/2000 (Insured; AMBAC)                                                       225,000                  226,714

         7.40%, 4/1/2010 (Insured; AMBAC,
            Prerefunded 4/1/2000)                                                               220,000  (a)             226,164

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

(Wenworth Institute of Technology) (continued):

(Williams College) 5.70%, 7/1/2008                                                              520,000                  535,428

Massachusetts Housing Finance Agency, SFHR:

   6%, 6/1/2014 (Insured; MBIA)                                                               1,150,000                1,148,827

   5.75%, 12/1/2029 (Insured; MBIA)                                                             315,000                  320,210

Massachusetts Industrial Finance Agency:

  Electric Revenue (Nantucket Electric Co. Project)

      6.75%, 7/1/2006 (Insured; AMBAC)                                                        1,400,000                1,513,988

   Museum Revenue, (Museum of Fine Arts of Boston)

      5.375%, 1/1/2005 (Insured; MBIA)                                                        1,000,000                1,025,070

      5.375%, 1/1/2007 (Insured; MBIA)                                                        1,000,000                1,020,440

   Revenue:

      (Babson College) 5.75%, 10/1/2007 (Insured; MBIA)                                         555,000                  580,519

      (Brooks School):

         5.70%, 7/1/2006 (Prerefunded 7/1/2003)                                                 260,000  (a)             271,905

         5.75%, 7/1/2007 (Prerefunded 7/1/2003)                                                 275,000  (a)             288,030

         5.80%, 7/1/2008 (Prerefunded 7/1/2003)                                                 290,000  (a)             304,184

         5.85%, 7/1/2009 (Prerefunded 7/1/2003)                                                 305,000  (a)             320,384

      (Concord Academy):

         5.45%, 9/1/2017                                                                        500,000                  451,735

         5.50%, 9/1/2027                                                                      1,250,000                1,089,187

      (College of The Holy Cross):

         5.50%, 3/1/2005 (Insured; MBIA)                                                      1,000,000                1,029,690

         5.50%, 3/1/2007 (Insured; MBIA)                                                      1,145,000                1,177,312

      (St. John's School, Inc.) 5.70%, 6/1/2018                                               1,000,000                  922,000

      (The Tabor Academy) 5.40%, 12/1/2028                                                      500,000                  426,255

      (Tufts University):

         5.50%, 2/15/2007 (Insured; MBIA)                                                       750,000                  771,060

         5.50%, 2/15/2008 (Insured; MBIA)                                                     1,595,000                1,638,815

      (Wentworth Institute of Technology) 5.55%, 10/1/2013                                      500,000                  469,290

      (Worcester Polytechnic) 5.35%, 9/1/2006                                                   850,000                  869,142

Massachusetts Port Authority, Revenue
   5.75%, 7/1/2010                                                                            2,000,000                2,082,400

   5.75%, 7/1/2011                                                                            2,500,000                2,599,225

   6%, 7/1/2013                                                                               2,500,000                2,599,000

Massachusetts Special Obligation, Revenue:

   (Highway Improvement Loan) 5.80%, 6/1/2000                                                   880,000                  886,371

   (Consolidated Loan) 5.25%, 6/1/2010                                                        1,000,000                1,001,150

Massachusetts Turnpike Authority,
   Metropolitan Highway System Revenue:

      5.25%, 1/1/2015                                                                         1,500,000                1,418,805

      5.55%, 1/1/2017                                                                         1,000,000                  994,560


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED) Massachusetts Water Pollution Abatement Trust:
   (Pool Loan Program) 6.125%, 2/1/2007 (Insured; FSA)                                        1,000,000                1,069,620

   Water Pollution Abatement Revenue:

      (New Bedford Loan Program):

         6%, 2/1/2004                                                                           745,000                  778,823

         6%, 2/1/2004                                                                           255,000                  266,962

         5.25%, 2/1/2012                                                                        500,000                  495,350

      (Seso Loan Program) 5.25%, 8/1/2005                                                     1,050,000                1,070,538

Massachusetts Water Resource Authority:
   5.875%, 11/1/2004                                                                          1,500,000                1,564,440

   5.50%, 8/1/2008 (Insured; MBIA)                                                              500,000                  514,545

   5.30%, 11/1/2010 (Insured; FGIC)                                                           1,000,000                1,002,230

   5.50%, 8/1/2011 (Insured; FSA)                                                             1,100,000                1,120,240

   6%, 8/1/2020 (Prerefunded 7/1/2003)                                                        5,990,000  (a)           6,360,961

Mendon Upton Regional School District

   6%, 6/1/2007 (Insured; FGIC)                                                                 600,000                  635,820

North Attleborough 5.50%, 3/1/2006 (Insured; AMBAC)                                           1,000,000                1,029,490

Northampton, School Project Loan
   6.40%, 5/15/2004 (Insured; MBIA)                                                             750,000                  797,197

Quabbin Regional School District
   6%, 6/15/2008 (Insured; AMBAC)                                                               780,000                  827,596

Somerville 6%, 2/15/2007 (Insured; FSA)                                                         775,000                  822,004

Southeastern University Building Authority, Project Revenue
   5.90%, 5/1/2010 (Insured; AMBAC)                                                             500,000                  518,055

Springfield (School Project Loan)
   6.10%, 9/1/2002 (Insured; AMBAC)                                                             600,000                  622,026

Uxbridge, Municipal Purpose Loan:
   6.125%, 11/15/2005 (Insured; MBIA)                                                           500,000                  531,810

   6.125%, 11/15/2007 (Insured; MBIA)                                                           525,000                  562,238

Worchester, Municipal Purpose Loan:

   6.25%, 7/1/2010 (Insured; MBIA).                                                             755,000                  815,355

   5.25%, 11/1/2010 (Insured; MBIA)                                                           1,000,000                  999,680

Yarmouth 8.60%, 10/1/2000                                                                       100,000                  103,296

U.S. RELATED--5.2%

Puerto Rico Commonwealth
   6.25%, 7/1/2011 (Insured; MBIA)                                                            1,050,000                1,145,959

Puerto Rico Commonwealth Highway and
   Transportation Authority, Highway Revenue
   6.25%, 7/1/2009 (Insured; MBIA)                                                            1,000,000                1,091,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U.S. RELATED (CONTINUED)

Puerto Rico Electric Power Authority, Power Revenue
   6.50%, 7/1/2006 (Insured; MBIA)                                                            1,000,000                1,093,090

Puerto Rico Public Buildings Authority, Revenue
   6.75%, 7/1/2005 (Insured; AMBAC)                                                           1,000,000                1,097,080

University of Puerto Rico, University Revenue
   6.25%, 6/1/2005                                                                              750,000                  804,172

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $99,966,956)                                                                                                 98,355,265
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.0%
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS:

Massachusetts Health and Educational Facilities Authority,
   Revenue, VRDN (Capital Asset Program):
      4.45% (Insured; MBIA)                                                                   1,900,000  (b)           1,900,000

      4.40% (Insured; MBIA)                                                                   1,000,000  (b)           1,000,000

Massachusetts Industrial Finance Agency, Revenue, VRDN

   (Showa Womans Institute, Inc.) 4.25%                                                         100,000  (b)             100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $3,000,000)                                                                                                   3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $102,966,956)                                                            100.3%              101,355,265

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)                (241,245)

NET ASSETS                                                                                       100.0%              101,114,020


Summary of Abbreviations

AMBAC              American Municipal Bond                          LOC             Letter of Credit
                       Assurance Corporation                        MBIA            Municipal Bond Investors
FGIC               Financial Guaranty Insurance                                        Assurance Insurance Corporation
FSA                Financial Security Assurance                     SFHR            Single Family Housing Revenue
                       Company                                      VRDN            Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              64.9
AA                               Aa                              AA                                               21.4
A                                A                               A                                                 3.6
BBB                              Baa                             BBB                                               7.1
F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           3.0

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST  ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC
     CHANGE.

(C)  AT DECEMBER 31, 1999, 34.3% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           102,966,956   101,355,265

Cash                                                                    476,247

Interest receivable                                                   1,850,651

                                                                    103,682,163
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            42,704

Due to Distributor                                                        3,679

Payable for investment securities purchased                           1,431,714

Payable for shares of Beneficial Interest redeemed                    1,090,046

                                                                      2,568,143
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      101,114,020
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     102,978,585

Accumulated net realized gain (loss) on investments                   (252,874)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                           (1,611,691)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     101,114,020

NET ASSET VALUE PER SHARE

                                                            Class A              Class B              Class C              Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            12,700,704              914,864              196,939           87,301,513

Shares Outstanding                                         1,077,524               77,430               16,647            7,405,932
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  11.79                11.82                11.83                11.79

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                       2,346,851

EXPENSES:

Management fee--Note 2(a)                                               235,809

Distribution and service fees--Note 2(b)                                 23,188

Loan commitment fees--Note 4                                                597

TOTAL EXPENSES                                                          259,594

INVESTMENT INCOME--NET                                                2,087,257
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (406,556)

Net realized gain (loss) on financial futures                           227,158

NET REALIZED GAIN (LOSS)                                              (179,398)

Net unrealized appreciation (depreciation) on investments           (1,798,252)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,977,650)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    109,607

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)        June 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,087,257           3,450,946

Net realized gain (loss) on investments         (179,398)             (72,859)

Net unrealized appreciation (depreciation)
   on investments                             (1,798,252)          (2,223,377)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                               109,607            1,154,710
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (310,606)            (679,400)

Class B shares                                   (18,086)             (32,547)

Class C shares                                    (5,721)             (10,697)

Class R shares                                (1,752,844)          (2,728,302)

Net realized gain on investments:

Class A shares                                       --                (7,443)

Class B shares                                       --                  (444)

Class C shares                                       --                  (124)

Class R shares                                       --               (26,730)

TOTAL DIVIDENDS                               (2,087,257)          (3,485,687)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    736,612           1,385,254

Class B shares                                    152,016             536,215

Class C shares                                        --              126,450

Class R shares                                 28,336,508          34,270,298


                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)        June 30, 1999
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                    185,879             466,046

Class B shares                                      5,242               9,718

Class C shares                                      3,690               6,288

Class R shares                                    719,021           1,128,686

Cost of shares redeemed:

Class A shares                                (2,958,519)          (2,784,916)

Class B shares                                  (122,845)            (253,992)

Class C shares                                  (132,581)             (75,000)

Class R shares                               (11,012,864)         (13,537,327)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           15,912,159           21,277,720

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,934,509           18,946,743
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            87,179,511           68,232,768

END OF PERIOD                                 101,114,020           87,179,511

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)        June 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        61,413             112,386

Shares issued for dividends reinvested             15,610              37,514

Shares redeemed                                 (249,750)            (225,095)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (172,727)             (75,195)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        12,605              42,719

Shares issued for dividends reinvested                440                 780

Shares redeemed                                  (10,301)             (20,283)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,744               23,216
--------------------------------------------------------------------------------

CLASS C

Shares sold                                           --                10,127

Shares issued for dividends reinvested                309                  506

Shares redeemed                                  (11,138)              (5,957)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (10,829)                4,676
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     2,382,562            2,761,644

Shares issued for dividends reinvested             60,451               90,921

Shares redeemed                                 (928,174)          (1,090,901)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,514,839            1,761,664

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                        December 31, 1999                                  Year Ended June 30,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)          1999         1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                         12.03         12.34        12.15          11.97          11.91         11.74

Investment Operations:

Investment income--net                                 .25           .51          .53            .54            .54           .55

Net realized and unrealized gain
   (loss) on investments                              (.24)         (.30)         .24            .20            .08           .20

Total from Investment Operations                       .01           .21          .77            .74            .62           .75

Distributions:

Dividends from investment
   income--net                                        (.25)         (.51)        (.53)          (.54)         (.54)         (.54)

Dividends from net realized
   gain on investments                                 --           (.01)        (.05)          (.02)         (.02)         (.04)

Total Distributions                                   (.25)         (.52)        (.58)          (.56)         (.56)         (.58)

Net asset value, end of period                       11.79         12.03        12.34          12.15         11.97         11.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                   .22(b)       1.60         6.41           6.36          5.22          6.60
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .75(b)        .75          .75            .75           .75           .75

Ratio of net investment income

   to average net assets                              4.21(b)       4.10         4.30           4.47          4.44          4.65

Portfolio Turnover Rate                              11.12(c)      16.35         6.63          22.57         39.16         25.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       12,701       15,045       16,355         16,093         15,689        16,501

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                               Six Months Ended
                                                              December 31, 1999                        Year Ended June 30,
                                                                                       ---------------------------------------------
CLASS B SHARES                                                       (Unaudited)       1999         1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    12.06         12.37        12.18       11.99        11.91

Investment Operations:

Investment income--net                                                    .22           .44          .47         .48          .48

Net realized and unrealized gain (loss)

   on investments                                                       (.24)          (.30)         .24         .21          .10

Total from Investment Operations                                        (.02)           .14          .71         .69          .58

Distributions:

Dividends from investment income--net                                   (.22)          (.44)        (.47)       (.48)       (.48)

Dividends from net realized gain on investments                           --           (.01)        (.05)       (.02)       (.02)

Total Distributions                                                     (.22)          (.45)       (.52)        (.50)       (.50)

Net asset value, end of period                                         11.82          12.06       12.37        12.18       11.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                                    (.30)(c)       1.09        5.87         5.90        4.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.25(c)        1.25        1.25         1.25        1.25

Ratio of net investment income

   to average net assets                                                3.69(c)        3.56        3.78         3.96        3.67

Portfolio Turnover Rate                                                11.12(d)       16.35        6.63        22.57       39.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     915           901        637          464          452

(A)  THE FUND COMMENCED SELLING CLASS B SHARES ON DECEMBER 28, 1994. FINANCIAL
     HIGHLIGHTS FOR THE PERIOD ENDED JUNE 30, 1995 FOR CLASS B SHARES ARE NOT
     PRESENTED BECAUSE NO SHARES HAD BEEN ISSUED TO THE PUBLIC AS OF THAT DATE.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                    Six Months Ended                                                Period Ended
                                                    December 31, 1999                   Year Ended June 30,               June 30,
                                                                              -------------------------------------------
CLASS C SHARES                                             (Unaudited)        1999        1998        1997        1996       1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          12.08        12.38       12.15       11.97       11.91      11.45

Investment Operations:

Investment income--net                                          .22          .44         .46         .49         .48        .26

Net realized and unrealized gain (loss)

   on investments                                              (.25)        (.29)        .28         .20         .08        .45

Total from Investment Operations                               (.03)         .15         .74         .69         .56        .71

Distributions:

Dividends from investment income--net                          (.22)        (.44)       (.46)       (.49)       (.48)      (.25)

Dividends from net realized gain
   on investments                                                --         (.01)       (.05)       (.02)       (.02)        --

Total Distributions                                            (.22)        (.45)       (.51)       (.51)       (.50)       (.25)

Net asset value, end of period                                11.83        12.08       12.38       12.15       11.97       11.91
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( B)                                           (.44)(c)     1.18        6.19        5.87        4.68        6.24
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.25(c)      1.25        1.23        1.25        1.25        1.25(c)

Ratio of net investment income

   to average net assets                                       3.73(c)      3.58        3.64        4.05        3.93        4.15(c)

Portfolio Turnover Rate                                       11.12(d)     16.35        6.63       22.57       39.16       25.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           197          332         282           7          16          18

(A)  THE FUND COMMENCED SELLING CLASS C SHARES ON DECEMBER 28, 1994.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                         Six Months Ended
                                        December 31, 1999                                        Year Ended June 30,
                                                                    ----------------------------------------------------------------
CLASS R SHARES                                 (Unaudited)          1999          1998           1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.04         12.34         12.16         11.97          11.91         11.74

Investment Operations:

Investment income--net                                 .27           .54           .56           .57            .57           .57

Net realized and unrealized gain
   (loss) on investments                              (.25)         (.29)          .23           .21            .08           .21

Total from Investment Operations                       .02           .25           .79           .78            .65           .78

Distributions:

Dividends from investment
   income--net                                        (.27)         (.54)         (.56)         (.57)          (.57)         (.57)

Dividends from net realized
   gain on investments                                  --          (.01)         (.05)         (.02)          (.02)         (.04)

Total Distributions                                   (.27)         (.55)         (.61)         (.59)          (.59)         (.61)

Net asset value, end of period                       11.79         12.04         12.34         12.16          11.97         11.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                   .28(b)       1.93          6.58          6.70           5.46          6.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .50(b)        .50           .50           .50            .50           .50

Ratio of net investment income

   to average net assets                              4.46(b)       4.35          4.54          4.73           4.68          4.90

Portfolio Turnover Rate                              11.12(c)      16.35          6.63         22.57          39.16         25.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       87,302       70,901        50,959       33,188          25,981        19,700

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "fund") is a separate non-diversified series of the Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of Massachusetts consistent with the prudent risk of capital by investing in municipal obligations of the named state which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated
                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

daily to each class of shares based upon the relative proportion of net assets of each class.

The  fund's  financial  statements  are  prepared  in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of  management estimates. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.


(C) FINANCIAL FUTURES: The fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1999, there were no financial futures contracts outstanding.

(D) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(E) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital, if any, gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of approximately $36,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with general accounting principles. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested trustees (including counsel). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to non-interested trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,914 during the period ended December 31, 1999, from commissions earned on sales of the fund's shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which the fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1999, Class A, Class B and Class C shares were charged $18,379, $2,441 and $765 respectively, pursuant to the Plan. During the period ended December 31, 1999, Class B and Class C shares were charged $1,220 and $383, respectively, pursuant to the Service Plan.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan and Service Plan.

NOTE 3--Securities transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1999, amounted to $29,070,826 and $9,809,210, respectively.

At December 31, 1999, accumulated net unrealized depreciation on investments was $1,611,691 consisting of $601,361 gross unrealized appreciation and $2,213,052 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the fund did not borrow under the Facility.


NOTES

                        For More Information

                        Dreyfus Premier Limited Term Massachusetts Municipal
                        Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  346SA9912



================================================================================



Dreyfus Premier
Limited Term
Municipal Fund

SEMIANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            21   Financial Highlights

                            25   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier Limited Term Municipal Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Limited Term Municipal Fund, covering the six-month period from July 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The past six months have been challenging for municipal bond investors. Robust economic growth fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of interest and principal payments for both taxable and tax-exempt bonds. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

The municipal bond marketplace was also subject to adverse supply-and-demand influences, which caused tax-exempt securities to decline more sharply than comparable taxable securities during the reporting period. Lackluster demand for tax-exempt securities from corporations and institutions more than offset the positive effects of reduced supply and greater demand from individual investors. By year-end, tax-exempt fixed-income securities were providing a historically high percentage of the yield of comparable maturity U.S. Treasury securities, making them a very good value, in our opinion, for investors seeking tax-exempt income.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Limited Term Municipal Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Premier Limited Term Municipal Fund perform during the period?

For the six-month period ended December 31, 1999, the fund produced a total return of 0.32% for its Class A shares, 0.06% for Class B shares, 0.07% for Class C shares and 0.44% for Class R shares.(1) This compares to a total return of -0.38% for the Lipper Intermediate Municipal Debt Fund category average for the same period.(2)

We   attribute   the  fund's  modest  performance  to  a  rising  interest-rate environment, which continued throughout the reporting period and resulted in disappointing returns for many fixed-income securities, including limited-term municipal securities. However, we took this opportunity to shorten the fund's average weighted maturity -- a measure of sensitivity to changes in interest rates -- in an attempt to capture higher yields and to improve the overall credit quality of the portfolio.

What is the fund's investment approach?

The fund' s goal is to seek to maximize current income consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual tax-exempt bonds that we believe are most likely to provide high tax-exempt current income. We also actively manage the portfolio's average weighted maturity in anticipation of interest-rate and supply-and-demand changes in the limited-term municipal marketplace. The fund's dollar-weighted
average   portfolio   maturity   is   not   expected   to   exceed   10  years.

Focusing on individual securities rather than on economic or market trends, we search for securities that, in our opinion, represent better values than those we hold in the portfolio at that time. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality we buy them.

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the portfolio's average weighted maturity is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio's average weighted maturity to make cash available for the purchase of higher yielding securities. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

Rising interest rates adversely affected the fund's performance throughout the reporting period. Contrary to early expectations, many global economies staged impressive rebounds as the year progressed, and the U.S. economy continued to grow strongly. As a result, fixed-income investors grew concerned that the U.S. economy might be growing too rapidly, increasing the risk that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates in late June, August and November, 1999. These changes in monetary policy caused the prices of most bonds to fall, including many of those held in the fund's portfolio.

However, it is important to note that municipal bonds with intermediate-term maturities did not fall as sharply as those with longer maturities (more than 10 years). That's because, in general, investors were more cautious with respect to investing in longer term securities, given the widespread belief that interest rates would continue to rise. In addition, many investors favored holding shorter maturity securities at year-end because of Y2K concerns.

What is the fund's current strategy?

We have continued to implement our strategy of searching for the most attractive values in the tax-exempt marketplace. To that end, we have attempted to capture higher yields by reducing our holdings of longer maturity municipal bonds, replacing them with shorter maturity secu rities. In doing so, we were able to lower the fund's average weighted effective maturity from 7.27 years at the beginning of July to 7.05 years as of December 31, 1999. In addition, this strategy helped us reduce volatility, which helped protect the portfolio as interest rates were rising.

Consistent with the fund's goal of providing investors with a high credit quality portfolio, we have also continued to emphasize bonds that carry the highest credit ratings. As of December 31, 1999, over 60% of the portfolio's investments were triple-A rated securities, and the fund's overall credit quality averaged in the double-A range.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                       The Fund

STATEMENT OF INVESTMENTS

December 31, 1999 (Unaudited)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.7%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.2%

Anchorage Port and Term Facilities, Revenue

   6%, 2/1/2003 (Insured; MBIA)                                                               1,110,000                1,150,537

ARIZONA--2.6%

Maricopa County Unified School District Number 69
  (Paradise Valley)

   6.35%, 7/1/2010 (Insured; MBIA)                                                              550,000                  599,055

Mesa, 5.90%, 7/1/2000 (Insured; AMBAC)                                                          500,000                  504,695

Phoenix, 6.25%, 7/1/2016                                                                      1,250,000                1,333,275

ARKANSAS--.5%

North Little Rock, Electric Revenue, 6%, 7/1/2001

   (Insured; MBIA)                                                                              500,000                  511,310

CALIFORNIA--19.5%

State of California:

   6.80%, 10/1/2005                                                                             700,000                  768,782

   6.60%, 10/1/2005                                                                             510,000                  565,034

   6%, 8/1/2015 (Insured; FGIC) (Prerefunded 8/1/2004)                                        1,000,000  (a)           1,075,390

California Educational Facilities Authority, College and
   University Revenue,

   (Los Angeles College Chiropractic) 5.75%, 11/1/2006                                          780,000                  794,383

California Housing Finance Agency, Home Mortgage Revenue

   5.65%, 8/1/2006 (Insured; MBIA)                                                              655,000                  666,076

California Public Works Board, LR

   (California State University) 5.50%, 10/1/2007                                               500,000                  515,535

California Rural Home Mortgage Finance Authority, SFMR

   5.75%, 8/1/2009                                                                               20,000                   19,759

California Statewide Communities Development Authority,
   Multi-Family Revenue

   (Archstone/Leclub) 5.30%, 6/1/2020                                                         1,000,000                  968,310

Franklin-McKinley School District, 5.20%, 7/1/2004

   (Insured; MBIA)                                                                              375,000                  383,516

Fremont Unified School District, 5.875%, 8/1/2020
   (Insured; MBIA) (Prerefunded 8/1/2006)                                                     2,500,000  (a)           2,703,475

Kern High School District, 6.40%, 2/1/2012 (Insured; MBIA)                                      750,000                  825,068

Metropolitan Water District of Southern California,
   Waterworks Revenue

   6.375%, 7/1/2002                                                                             835,000                  872,734

Modesto, Wastewater Treatment Facilities Revenue
   6%, 11/1/2009 (Insured; MBIA)                                                                500,000                  536,300

Redding JT Powers Financing Authority, Electrical Systems
   Revenue

   5.25%, 6/1/2015 (Insured; MBIA)                                                              670,000                  640,299


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Riverside County Transportation Commission, Sales Tax Revenue

   6.50%, 6/1/2001 (Insured; AMBAC)                                                             520,000                  535,714

Sacramento Municipal Utilities District, Electrical Revenue

   6.30%, 9/1/2001 (Insured; MBIA)                                                              500,000                  515,985

San Diego County Regional Transportation Commission,
   Sales Tax Revenue

   6%, 4/1/2004 (Insured; FGIC)                                                                 750,000                  789,023

San Francisco City and County Airport Commission,
   International Airport Revenue

   5.625%, 5/1/2006 (Insured; FGIC)                                                             500,000                  518,340

San Francisco City and County Public Utilities Commission,
   Water Revenue, Refunding:

      6%, 11/1/2003                                                                             750,000                  788,213

      6.375%, 11/1/2006                                                                         500,000                  531,845

San Jose Redevelopment Agency, Tax Allocation

   (Merged Area Redevelopment Project) 6%, 8/1/2009
   (Insured; MBIA)                                                                              625,000                  668,613

Santa Margarita-Dana Point Authority, Revenue

   7.25%, 8/1/2007 (Insured; MBIA)                                                              500,000                  571,880

Santa Rosa, Wastewater Revenue

   6.20%, 9/1/2003 (Prerefunded 9/1/2002) (Insured; FGIC)                                       350,000  (a)             370,111

Simi Valley Unified School District,
   6.25%, 8/1/2004 (Insured; FGIC)                                                              700,000                  745,276

Southern California Public Power Authority, Power Project
   Revenue

   (Hydroelectric-Hoover Uprating Project) 6.30%, 10/1/2002                                     420,000                  439,324

Westside Unified School District, 6%, 8/1/2014
   (Insured; AMBAC)                                                                             385,000                  409,290

CONNECTICUT--.6%

Stamford 6.60%, 1/15/2007                                                                       500,000                  550,515

FLORIDA--2.2%

Dade County,
   Sales Tax Revenue, 6%, 10/1/2002 (Insured; AMBAC)                                          1,000,000                1,037,660

Miami Health Facilities Authority, Health Facilities Revenue
   (Mercy Hospital Project)

   6.75%, 8/1/2020 (Insured; AMBAC) (Prerefunded 8/1/2001)                                    1,000,000  (a)           1,052,680

GEORGIA--1.0%

Georgia Municipal Electric Authority, Power Revenue,
   6%, 1/1/2006                                                                                 900,000                  935,064

HAWAII--1.0%

Hawaii, 4.75%, 11/1/2013 (Insured; MBIA)                                                      1,000,000                  890,030

                                                                       The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS--5.3%

Chicago Metropolitan Water Reclamation District
  (Chicago Capital Improvement)

   7.25%, 12/1/2012                                                                           1,000,000                1,170,900

Illinois 5.60%, 6/1/2004                                                                        750,000                  773,138

McHenry County Community Unit School District No. 012:

   5.50%, 12/1/2012                                                                           1,065,000                1,061,539

   5.50%, 12/1/2013                                                                           1,215,000                1,199,266

Regional Transportation Authority
   7.75%, 6/1/2012 (Insured; FGIC)                                                              390,000                  468,374

Sangamon County School District Number 186 (Springfield)

   7.70%, 6/1/2001 (Insured; MBIA)                                                              300,000                  313,008

INDIANA--.6%

Indianapolis Airport Authority, Special Facilities Revenue

   (Federal Express Corp. Project) 7.10%, 1/15/2017                                             500,000                  517,230

IOWA--1.1%

Iowa Student Loan Liquidity Corp., Student Loan Revenue

   5.65%, 12/1/2005                                                                           1,000,000                1,023,390

KENTUCKY--1.2%

Kentucky Turnpike Authority, Economic Development Road
  Revenue

   (Revitalization Projects) 6.50%, 7/1/2007 (Insured; AMBAC)                                 1,000,000                1,089,930

LOUISANA--.4%

Louisana Public Facilities Authority, HR
   (Touro Infirmary Project) 5.625%,8/15/2029                                                   500,000                  415,070

MARYLAND--1.5%

Maryland, State and Local Facilities Loan 5.25%, 6/15/2006                                    1,400,000                1,433,488

MASSACHUSETTS--3.6%

Massachusetts:

   5.75%, 9/1/2013                                                                              500,000                  509,535

   Special Obligation Revenue 7%, 6/1/2002                                                    1,000,000                1,053,270

Worcester:

   (Municipal Purpose Loan) 5.75%, 10/1/2014 (Insured; MBIA)                                  1,000,000                1,004,550

   6.25%, 7/1/2009 (Insured; MBIA)                                                              720,000                  777,794

MICHIGAN--2.4%

Flowerville Community School District

   6.50%, 5/1/2006 (Insured; MBIA)                                                              555,000                  600,543

Michigan Building Authority,
   Revenue 6.40%, 10/1/2004 (Insured; FSA)                                                    1,000,000                1,046,930

Saint John's Public Schools (Qualified School Board Loan Fund)

   6.50%, 5/1/2006 (Insured; FGIC)                                                              525,000                  568,082


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI--.4%

Mississippi Higher Education Assisstance Corporation,
  Student Loan Revenue

   6.05%, 9/1/2007                                                                              410,000                  411,808

NEBRASKA--1.1%

Omaha, 4.70%, 5/1/2003                                                                         1,000,000               1,003,860

NEW JERSEY--3.3%

Ocean County Utilities Authority, Wastewater Revenue

   5%, 1/1/2004                                                                               1,000,000                1,009,550

New Jersey Economic Development Authority,
   Revenue (Transportation Project)

   5.875%, 5/1/2014 (Insured FSA)                                                             1,000,000                1,020,780

New Jersey Transportation Corporation, Capital Grant
   Anticipation Notes

   5.50%, 9/1/2003 (Insured; FSA)                                                             1,000,000                1,023,950

NEW YORK--15.9%

Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC)                                      150,000                 155,273

Erie County Water Authority, Water Revenue

   7%, 12/1/2000 (Insured; AMBAC)                                                               200,000                  205,352

Greece Central School District 6%, 6/15/2010                                                    225,000                  238,439

Metropolitan Transportation Authority:

  Commuter Facilities Revenue (Grand Central Terminal)

      5.70%, 7/1/2024 (Insured; FSA)                                                            200,000                  190,798

   Transportation Facilities Revenue 6.30%, 7/1/2007
      (Insured; MBIA)                                                                           250,000                  268,713

Monroe County, Public Improvement 7%, 6/1/2003
   (Insured; FGIC)                                                                              200,000                  214,536

Municipal Assistance Corporation for the City of New York

   6%, 7/1/2005 (Insured; AMBAC)                                                                100,000                  105,371

Nassau County:

   7%, 7/1/2002 (Insured; AMBAC)(Prerefunded 7/1/2000)                                          100,000  (a)             102,459

   6.30%, 11/1/2003 (Insured; FGIC)                                                             200,000                  210,538

New York City:

   5%, 8/1/2006 (Insured; FGIC)                                                               1,000,000                1,000,680

   7%, 8/1/2006                                                                                 300,000                  328,938

   5.75%, 8/1/2007 (Insured; MBIA)                                                            1,000,000                1,042,510

   6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                        55,000  (a)              58,690

   6.20%, 8/1/2007                                                                              945,000                  991,607

   5.75%, 8/1/2012                                                                              545,000                  549,965

New York City Municipal Water Finance Authority,

   Water and Sewer Systems Revenue 5.50%, 6/15/2027
   (Insured; MBIA)                                                                              250,000                  229,040

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)

New York State, 6.25%, 8/15/2004                                                              1,000,000                1,057,920

New York State Dormitory Authority, Revenue:

   (Consolidated City University) 5.75%, 7/1/2018
      (Insured; FSA)                                                                            200,000                  199,212

   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                       130,000                  135,391

   (Mental Health Services Facilities) 6%, 8/15/2005                                          1,000,000                1,038,150

   (Vassar College) 6%, 7/1/2005                                                                250,000                  263,058

   (Rochester Institute of Technology) 5.50%, 7/1/2006
      (Insured; MBIA)                                                                           200,000                  206,106

New York State Environmental Facilities Corporation, PCR

   (State Water Revolving Fund) 7.50%, 6/15/2012                                                500,000                  516,830

New York State Local Government Assistance Corporation
   6.375%, 4/1/2000                                                                             200,000                  201,084

New York State Power Authority, General Purpose Revenue

   7%, 1/1/2018 (Prerefunded 1/1/2010)                                                          300,000  (a)             342,576

New York State Thruway Authority
   (Highway and Bridge Trust Fund)

   5.50%, 4/1/2007 (Insured; FGIC)                                                            1,000,000                1,028,790

New York State Urban Development Corporation, Revenue:

   (Corporation Purpose) 5.50%, 7/1/2005                                                        200,000                  205,482

   (Higher Education Technology Grants)

      5.75%, 4/1/2015 (Insured; MBIA)                                                           500,000                  498,695

Orange County:

   5.10%, 11/15/2002                                                                            130,000                  131,925

   5.50%, 11/15/2007                                                                            250,000                  258,333

Oyster Bay 7.125%, 4/15/2000 (Insured; FGIC)                                                    180,000                  181,580

Port Washington Union Free School District 6%, 8/1/2001                                         125,000                  128,011

Putman County, Public Improvement, 5.25%, 4/15/2011                                             150,000                  150,177

St. Lawrence County Industrial Development Agency,
   Civic Facility Revenue

   (Lawrence University Project)
   5.50%, 7/1/2013 (Insured; MBIA)                                                              250,000                  249,175

Suffolk County, Public Improvement

   7%, 4/1/2002 (Insured; MBIA) (Prerefunded 4/1/2000)                                          150,000  (a)             154,064

Town of Hempstead 6.30%, 1/1/2002 (Insured; AMBAC)                                              150,000                  154,742

Triborough Bridge and Tunnel Authority:

  General Purpose Revenue:

      5.75%, 1/1/2005                                                                           250,000                  259,380

      5.90%, 1/1/2007                                                                           100,000                  104,858

      Special Oligation 5.25%, 1/1/2013                                                       1,000,000                  965,750

Westchester County 6.625%, 11/1/2004                                                            250,000                  271,190


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Western Nassau County Water Authority,

   Water Systems Revenue 5.50%, 5/1/2004 (Insured; AMBAC)                                       250,000                  257,070

NORTH CAROLINA--1.1%

Dare County, Utility System Revenue

   5.25%, 6/1/2014 (Insured; MBIA)                                                            1,085,000                1,042,012

OHIO--4.3%

Clermont County, Hospital Facilities Revenue,

   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)                                       685,000                  695,939

Hamilton County, Sales Tax
   (Hamilton County Football Project)

   5.50%, 12/1/2013 (Insured; MBIA)                                                           1,500,000                1,494,870

Ohio Building Authority
   (State Facilities Adult Correction Building)

   5%, 4/1/2001                                                                               1,795,000                1,807,727

OREGON--.3%

Tri County Metropolitan Transportation District
  (Light Rail Extension)

   5.60%, 7/1/2003 (Prerefunded 7/1/2002)                                                       250,000  (a)             258,043

PENNSYLVANIA--3.3%

Montgomery County Industrial Development Authority
  ( Peco Energy Company Project)

   5.30%, 10/1/2004                                                                           1,000,000                  989,600

Pennsylvania Intergovernmental Cooperative Authority,
   Special Tax Revenue

   (City of Philadelphia Funding Program) 6.80%, 6/15/2022
   (Prerefunded 6/15/2002)                                                                    1,000,000  (a)           1,049,910

Somerset County General Authority, Commonwealth LR

   6.70%, 10/15/2003 (Insured; FGIC)
   (Prerefunded 10/15/2001)                                                                   1,000,000  (a)           1,037,580

TENNESSEE--1.0%

Shelby County Health and Educational Housing Facilities Board
  (St. Judes Childrens Research)

   5%, 7/1/2009                                                                               1,000,000                  976,380

TEXAS--8.1%

Austin, Utility System Revenue

   8%, 11/15/2016 (Prerefunded 5/15/2001)                                                       200,000  (a)             209,282

Fort Bend Independant School District
   (Permanent School Fund Guaranteed)

   6.60%, 2/15/2004                                                                             875,000                  933,546

Houston (Public Improvement) 5%, 3/1/2001                                                     1,550,000                1,561,331

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Lewisville Independant School District (Building Bonds):

  (Permanent School Fund Guaranteed):

      7.50%, 8/15/2006                                                                          650,000                  737,978

      7.50%, 8/15/2007                                                                          600,000                  688,446

Lower Colorado River Authority, Revenue
   5.50%, 5/15/2008 (Insured; FSA)                                                            1,250,000                1,277,488

Socorro Independant School District
   (Permanent School Fund Guaranteed) 6%, 8/15/2014                                           2,085,000                2,129,119

UTAH--2.1%

Intermountain Power Agency, Power Supply Revenue

   6.25%, 7/1/2009 (Insured; FSA)                                                               500,000                  538,190

   5.25%, 7/1/2014                                                                            1,000,000                  955,530

Salt Lake City, HR (IHC Hospitals Inc.) 6.25%, 2/15/2023                                        500,000                  493,640

VIRGINIA--1.7%

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2011 (Insuered; FGIC)                                                            525,000                  521,624

Virginia Transportation Board, Transportation Contract Revenue

   (Route 28 Project) 6%, 4/1/2005                                                            1,000,000                1,040,900

WASHINGTON--1.8%

Washington Public Power Supply System, Revenue

  (Nuclear Project No. 1):

      6%, 7/1/2006 (Insured; MBIA)                                                              500,000                  525,900

      7%, 7/1/2008                                                                            1,000,000                1,114,770

WISCONSIN--1.8%

Kenosha, Waterworks Revenue, 5%, 12/1/2012 (Insured; FGIC)                                      750,000                  709,313

Wisconsin, 5.40%, 11/1/2023                                                                     500,000                  444,419

Wisconsin, Health and Educational Facilities Revenue

   (Aurora Medical Group Inc.) 5.75%, 11/15/2007 (Insured; FSA)                                 500,000                  517,479

U. S. RELATED--3.8%

Puerto Rico Commonwealth,
   6.25%, 7/1/2011 (Insured; MBIA)                                                              950,000                1,036,820

Puerto Rico Commonwealth
   Highway and Transporation Authority,

   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                              150,000                  163,687

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                              625,000                  683,180


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Public Buildings Authority,
  Government Guaranteed Facilities

   6.25%, 7/1/2010 (Insured; AMBAC)                                                             750,000                  820,094

University of Puerto Rico, University Revenue

   6.25%, 6/1/2008 (Insured; MBIA)                                                              750,000                  816,254

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $88,521,537)                                                                                                 88,402,590
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.9%
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--.3%

Anchorage Higher Education, Revenue,
  VRDN, (Alaska Pacific University)

   5.50% (LOC; Bank of America National Association)                                            300,000  (b)             300,000

NEW MEXICO--1.2%

Farmington, PCR, VRDN (Arizona Public Service Co.)

   4.50% (LOC; Bank of America NT&SA)                                                         1,100,000  (b)           1,100,000

NORTH DAKOTA--.6%

Grand Forks, Hospital Facilities Revenue, VRDN

   (United Hospital Obligation Group Project) 4.80%                                             500,000  (b)             500,000

MONTANA--.4%

Montana Health Facilities Authority, Revenue, VRDN

   (Health Care Pooled Loan Program) 5.40% (Insured; FGIC)                                      400,000  (b)             400,000

TENNESSEE--1.2%

Sullivan County Industrial Development Board, PCR, VRDN

   (Mead Corporation Project) 4.20%
   (LOC; Union Bank of Switzerland)                                                           1,100,000  (b)           1,100,000

TEXAS--.2%

Grapevine Industrial Development Corporation, Revenue, VRDN

   (American Airlines) 4.25%                                                                    200,000  (b)             200,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,600,000)                                                                                                   3,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $92,121,537)                                                              98.6%               92,002,590

CASH AND RECEIVABLES (NET)                                                                         1.4%                1,348,267

NET ASSETS                                                                                       100.0%               93,350,857

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC            American Municipal Bond                                  MBIA           Municipal Bond Investors
                    Assurance Corporation                                                  Assurance Insurance
FGIC             Financial Guaranty Insurance Company                                      Corporation
FSA              Financial Security Assurance                             PCR            Pollution Control Revenue
HR               Hospital Revenue                                         SFMR           Single Family Mortgage
LOC              Letter of Credit                                                          Revenue
LR               Lease Revenue                                            VRDN           Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              63.7
AA                               Aa                              AA                                               21.0
A                                a                               A                                                 7.4
BBB                              Baa                             BBB                                               4.0
F1                               MIG1/P1                         SP1/A1                                            3.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1999 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  92,121,537  92,002,590

Interest receivable                                                   1,579,015

                                                                     93,581,605
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            45,641

Due to Distributor                                                        1,951

Cash overdraft due to Custodian                                         111,816

Other liabilities                                                        71,340

                                                                        230,748
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       93,350,857
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      93,487,939

Accumulated net realized gain (loss) on investments                    (18,135)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                             (118,947)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      93,350,857

NET ASSET VALUE PER SHARE


                                                             Class A              Class B              Class C              Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            24,679,309            3,870,672             1,246,975          63,553,901

Shares Outstanding                                         2,090,508              327,952               105,304           5,384,267

NET ASSET VALUE PER SHARE ($)                                  11.81                11.80                11.84               11.80

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                       2,411,263

EXPENSES:

Management fee--Note 2(a)                                               238,866

Distribution and service fees--Note 2(b)                                 48,438

Loan commitment fees--Note 4                                                622

TOTAL EXPENSES                                                          287,926

INVESTMENT INCOME--NET                                                2,123,337
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (234,415)

Net realized gain (loss) on financial futures                          229,489

NET REALIZED GAIN (LOSS)                                               (4,926)

Net unrealized appreciation (depreciation) on investments          (1,785,884)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,790,810)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   332,527

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)        June 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,123,337            3,666,817

Net realized gain (loss) on investments           (4,926)               35,729

Net unrealized appreciation (depreciation)
   on investments                             (1,785,884)             (691,521)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     332,527             3,011,025
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (555,811)          (1,090,877)

Class B shares                                   (55,226)             (87,000)

Class C shares                                   (26,320)             (29,934)

Class R shares                                (1,485,980)          (2,459,006)

Net realized gain on investments:

Class A shares                                       --               (26,111)

Class B shares                                       --                (2,389)

Class C shares                                       --                  (790)

Class R shares                                       --               (58,521)

TOTAL DIVIDENDS                               (2,123,337)          (3,754,628)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,876,931           12,748,480

Class B shares                                  1,819,437            1,370,541

Class C shares                                    141,300            1,515,094

Class R shares                                 13,674,157           19,087,979

                                                                       The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)        June 30, 1999
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                    388,459              856,147

Class B shares                                     27,470               44,509

Class C shares                                     24,361               17,759

Class R shares                                    627,803            1,046,181

Cost of shares redeemed:

Class A shares                                (5,189,812)         (13,066,638)

Class B shares                                  (699,094)            (714,277)

Class C shares                                  (428,353)            (492,357)

Class R shares                               (14,093,120)         (16,675,376)

Net assets received in connection with

  reorganization of Dreyfus Premier

   Limited Term California Municipal Fund--Note 1   --              21,310,517

Net assets received in connection with
   reorganization of Dreyfus Premier

   Limited Term New York Municipal Fund--Note 1     --               7,777,417

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (830,461)            34,825,976

TOTAL INCREASE (DECREASE) IN NET ASSETS      (2,621,271)            34,082,373
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            95,972,128           61,889,755

END OF PERIOD                                  93,350,857           95,972,128

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)        June 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       241,553            1,097,666

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                            --                570,050

Shares issued in connection with reorganization of
   Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                            --                156,647

Shares issued for dividends reinvested            32,608                69,015

Shares redeemed                                 (435,814)           (1,055,869)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (161,653)              837,509
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       153,226              110,983

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                            --                 52,551

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                            --                 21,313

Shares issued for dividends reinvested             2,310                 3,591

Shares redeemed                                  (58,689)              (58,059)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     96,847               130,379

                                                                       The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)        June 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (CONTINUED):

CLASS C

Shares sold                                        11,898              122,301

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                            --                 11,009

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                            --                 15,617

Shares issued for dividends reinvested              2,038                1,434

Shares redeemed                                   (35,826)             (40,102)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (21,890)             110,259
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,145,218            1,623,187

Shares issued in connection with reorganization
   of Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                           --               1,082,177

Shares issued in connection with
   reorganization of Dreyfus Premier Limited Term
   New York Municipal Fund--Note 1                  --                432,574

Shares issued for dividends reinvested            52,708               84,427

Shares redeemed                               (1,183,907)          (1,345,302)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     14,019            1,877,063

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                        December 31, 1999                                    Year Ended June 30,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)          1999         1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.03         12.32        12.12         11.89          11.82         11.66

Investment Operations:

Investment income--net                                 .26           .50          .52           .54            .54           .53

Net realized and unrealized
   gain (loss) on investments                         (.22)         (.28)         .26           .26            .08           .19

Total from investment operations                       .04           .22          .78           .80            .62           .72

Distributions:

Dividends from investment
   income--net                                       (.26)         (.50)         (.52)          (.54)         (.55)         (.53)

Dividends from net realized
   gain on investments                                  --         (.01)         (.06)          (.03)            --         (.03)

Total Distributions                                  (.26)         (.51)         (.58)          (.57)         (.55)         (.56)

Net asset value, end of period                      11.81         12.03         12.32          12.12         11.89         11.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 .63(b)        1.78          6.52           6.92          5.25          6.37
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .75(b)          .79           .77            .75            .75           .75

Ratio of net investment income

   to average net assets                           4.30(b)         4.06          4.24           4.52           4.53          4.59

Portfolio Turnover Rate                           17.43(c)        28.19         14.62          30.50          55.07         61.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     24,679        27,084        17,423         17,323         18,751        21,375

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   Six Months Ended                                                    Period Ended
                                                  December 31, 1999                Year Ended December 31,                  June 30,
                                                                           -----------------------------------------
CLASS B SHARES                                           (Unaudited)         1999     1998      1997      1996             1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                        12.02         12.31    12.12     11.89     11.82            11.32

Investment Operations:

Investment income--net                                          .23           .44      .46       .48       .48              .24

Net realized and unrealized
   gain (loss) on investments                                  (.22)         (.28)     .25       .26       .07              .50

Total from investment operations                                .01           .16      .71       .74       .55              .74

Distributions:

Dividends from investment
   income--net                                                 (.23)         (.44)    (.46)     (.48)     (.48)            (.24)

Dividends from net realized
   gain on investments                                           --          (.01)    (.06)     (.03)       --                --

Total Distributions                                            (.23)         (.45)    (.52)     (.51)     (.48)            (.24)

Net asset value, end of period                                11.80         12.02    12.31     12.12     11.89            11.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            .12(c)       1.25     5.89      6.38      4.71             6.59(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                          1.25(c)       1.28     1.27      1.25     1.25              1.25(c)

Ratio of net investment income
   to average net assets                                       3.80(c)       3.55     3.68      4.01     3.98              4.09(c)

Portfolio Turnover Rate                                       17.43(d)      28.19    14.62     30.50    55.07             61.00

Net Assets, end of period
   ($ x 1,000)                                                 3,871        2,779     1,240      551      500                85

A   THE FUND COMMENCED SELLING CLASS B SHARES ON DECEMBER 28, 1994.

B   EXCLUSIVE OF SALES CHARGE.

C   ANNUALIZED.

D   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                   Six Months Ended                                               Period Ended
                                                  December 31, 1999                Year Ended December 31,             June 30,
                                                                             -------------------------------------
CLASS C SHARES                                           (Unaudited)         1999      1998      1997       1996           1995(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                        12.06         12.34     12.14     11.90     11.82           11.32

Investment Operations:

Investment income--net                                          .23           .44       .46       .49       .48             .24

Net realized and unrealized
   gain (loss) on investments                                  (.22)         (.27)      .26       .27       .08             .50

Total from investment operations                                .01           .17       .72       .76       .56             .74

Distributions:

Dividends from investment
   income--net                                                (.23)       (.44)      (.46)     (.49)      (.48)            (.24)

Dividends from net realized
   gain on investments                                           --       (.01)      (.06)     (.03)        --               --

Total Distributions                                           (.23)       (.45)      (.52)     (.52)      (.48)            (.24)

Net asset value, end of period                               11.84       12.06      12.34     12.14      11.90            11.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                          .14(c)      1.35       6.02      6.50       4.81             6.59(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.25(c)       1.26       1.27      1.27       1.24             1.25(c

Ratio of net investment income

   to average net assets                                    3.80(c)       3.58       3.71      4.17       4.00             4.09(c)

Portfolio Turnover Rate                                    17.43(d)      28.19      14.62     30.50      55.07            61.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                1,247      1,534        209        74       150                84

(A) THE FUND COMMENCED SELLING CLASS C SHARES ON DECEMBER 28, 1994.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                        December 31, 1999                                 Year Ended June 30,
                                                                   -----------------------------------------------------------------
CLASS R SHARES                                 (Unaudited)          1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.02         12.31         12.12          11.89          11.82         11.66

Investment Operations:

Investment income--net                                 .27           .53           .55            .57            .57           .56

Net realized and unrealized
gain (loss) on investments                            (.22)         (.28)          .25            .26            .08           .19

Total from investment operations                       .05           .25           .80            .83            .65           .75

Distributions:

Dividends from investment
   income--net                                        (.27)         (.53)         (.55)          (.57)          (.58)         (.56)

Dividends from net realized
   gain on investments                                  --          (.01)         (.06)          (.03)            --          (.03)

Total Distributions                                  (.27)          (.54)         (.61)          (.60)          (.58)         (.59)

Net asset value, end of period                      11.80          12.02         12.31          12.12          11.89         11.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%):                                    .87(a)         2.02          6.69           7.17           5.51          6.64
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to average
   net assets                                       .50(a)          .54            .52            .50            .50           .50

Ratio of net investment income

   to average net assets                           4.55(a)         4.32           4.47           4.77           4.77          4.84

Portfolio Turnover Rate                           17.43(b)        28.19          14.62          30.50          55.07         61.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      63,554       64,575         43,018         25,741         17,870        16,727

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Municipal Fund (the "fund" ) is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On September 15, 1998, the Board Members of the Trust approved, subject to approval by the shareholders of the Dreyfus Premier Limited Term Municipal Fund, an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the Dreyfus Premier Limited Term California Municipal Fund's assets and liabilities to the fund in a tax free exchange for shares of beneficial interest of the fund, and the assumption by the fund of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of Premier Limited Term California Municipal Fund on November 12, 1998, and was consummated after the close of business on November 12, 1998, at which time 531,135 Class A shares valued at $13.33 per share, 48,964 Class B shares valued at $13.33 per share, 10,268 Class C shares valued at $13.36 per share and 1,009,057 Class R shares valued at $13.32 per share, representing combined net assets of $21,310,517, (including $1,460,492 net unrealized appreciation on investments) were exchanged by Dreyfus Premier Limited Term California Municipal Fund for the equivalent number of Class A, Class B, Class C shares and Class R shares of the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

On September 15, 1998, the Board Members of the Trust approved, subject to approval by the shareholders of the Dreyfus Premier Limited Term Municipal Fund, an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the Dreyfus Premier Limited Term New York Municipal Fund's assets and liabilities to the fund in a tax free exchange for shares of beneficial interest of the fund, and the assumption by the fund of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of Premier Limited Term New York Municipal Fund on November 12, 1998, and was consummated after the close of business on November 12, 1998, at which time 150,236 Class A shares valued at $12.95 per share, 20,425 Class B shares valued at $12.96 per share, 14,991 Class C shares valued at $12.98 per share and 414,870 Class R shares valued at $12.95 per share, representing combined net assets of $7,777,417, (including $390,164 net unrealized appreciation on investments) were exchanged by Dreyfus Premier Limited Term New York Municipal Fund for the equivalent number of Class A, Class B, Class C shares and Class R shares of the fund.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on
investments,    is    earned   from   settlement   date   and   recognized

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1999, there were no financial futures contracts outstanding.

(D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Amounts required to be paid by the Company directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

(B) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to
 . 25%  of  the value of its average daily net assets attributable to its Class A shares  to  compensate  the  Distributor  and  Dreyfus  Service  Corporation, an
affiliate   of  the  Manager,  for  shareholder  servicing  activities  and  the
Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C may pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B shares and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which the Class B shares and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1999, Class A,
Class   B  and  Class  C  shares  were  charged  $32,348,  $7,264  and  $3,463, respectively, pursuant to the Plan and Class B and Class C were charged $3,632 and $1,731, respectively, pursuant to the Service Plan.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Service Plan.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1999, amounted to $15,922,378 and $16,715,043, respectively.

At December 31, 1999, accumulated net unrealized depreciation on investments was $118,947, consisting of $1,088,120 gross unrealized appreciation and $1,207,067 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the fund did not borrow under the Facility.

                                                                       The Fund

NOTES

                        For More Information

                        Dreyfus Premier Limited Term Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  347SA9912



================================================================================



Dreyfus BASIC Massachusetts Municipal Money Market Fund

SEMIANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                        Massachusetts Municipal
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Massachusetts Municipal Money Market Fund, covering the six-month period from July 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The faster than expected rate of economic growth that became evident during the first half of the year gained momentum in the second half, reinforcing concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and year-end in an attempt to forestall an acceleration of inflation.

The tax-exempt money markets were also affected by their own unique influences. Because the robust economy has reduced the need for municipalities to issue short-term debt, the supply of short-term municipal notes has declined amid tepid demand. As a result, tax-exempt money market yields did not rise as much as comparable taxable yields during the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC Massachusetts Municipal Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC Massachusetts Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 1999, the fund provided an annualized yield of 2.89%, and after taking into account the effect of compounding, an annualized effective yield of 2.92%.(1)

We attribute the fund's performance to a rising interest-rate environment, which increased the yields of many short-term fixed-income securities, including tax-exempt money market securities. In anticipation of rising interest rates we reduced the fund's average weighted maturity -- a measure of sensitivity to changes in interest rates -- in an attempt to capture higher yields more readily.

What is the fund's investment approach?

The fund's goal is to seek a high level of current income exempt from federal and Massachusetts income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the portfolio' s average weighted maturity in anticipation of interest-rate and supply-and-demand changes in Massachusetts' s short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, represent better values than those we hold in the portfolio at that time. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality we buy them.

The management of the portfolio's average weighted maturity is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio's average

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

weighted maturity to make cash available for the purchase of higher yielding securities. That's because yields tend to rise temporarily if many issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

Massachusetts' municipal money market was influenced by global economic events. Contrary to early expectations, many global economies staged impressive rebounds as the year progressed, and the U.S. economy continued to grow strongly. As a result, fixed-income investors grew concerned that the U.S. economy might be growing too rapidly, increasing the risk that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates in late June, August and November, 1999. These changes in monetary policy caused the yields of most money market instruments to rise, including many of those held in this fund.

What is the fund's current strategy?

We have continued to search for the most attractive values in Massachusetts' tax-exempt money market. Given the strength of the economy, many issuers' finances look strong. However, our focus has been on finding those issuers that we believe will demonstrate sound management and strong fiscal conditions even if the economy slows. Thus, we continue to concentrate on the strongest issues in the state.

Another strategic move we made was to reduce the fund's average weighted maturity from 45 days at the beginning of July to 41 days as of December 31, 1999. This strategy was designed to reduce volatility and helped the portfolio be more responsive to the year-end rise in interest rates.


Later in the year, we chose at times to invest a significant portion of the fund' s assets in Variable Rate Demand Notes (VRDNs) , which provided the liquidity that we felt was necessary due to Y2K-related concerns. In addition, the yields on VRDNs rose quickly as supply exceeded demand at year-end.

January 14, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                       The Fund

STATEMENT OF INVESTMENTS

December 31, 1999 (Unaudited)

                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.3%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--99.2%

City of Boston, Revenue 7%, 2/1/2000 (Insured; AMBAC)                                         1,000,000                1,002,567

Boston Water and Sewer Commission, Revenue, VRDN

   5.20%, Series A (LOC; State Street Bank and Trust Co.)                                     1,700,000  (a)           1,700,000

Central Berkshire Regional School District
   4.50%, 3/15/2000 (Insured: FSA)                                                              805,000                  806,986

Chicopee 4.125%, 7/15/2000 (Insured; MBIA)                                                      750,000                  752,436

Dedham 6.80%, 8/15/2000                                                                         675,000                  686,380

Falmouth 6%, 2/1/2000                                                                           582,000                  583,335

Fitchburg 4%, 2/15/2000 (Insured: MBIA)                                                       1,305,000                1,306,569

Town of Gloucester, BAN 4.25%, 8/3/2000                                                       2,985,500                2,990,267

Groton 6.75%, 7/15/2000 (Insured; FSA)                                                          415,000                  421,923

Lowell, Refunding 4.50%, Series A, 1/15/2000 (Insured: FSA)                                     680,000                  680,316

Marblehead, BAN 4%, 8/25/2000                                                                 2,225,000                2,229,870

Massachusetts Bay Transportation Authority,
   General Transportation Systems,

   (Consolidated Loan)

      4%, Series A, 1/1/2000                                                                  1,000,000                1,000,000

   Refunding 6%, Series A, 3/1/2000                                                           1,050,000                1,055,158

Commonwealth of Massachusetts:

  Refunding, VRDN:

      5.20%, Series B (LOC; Landesbank Hessen-Thueringen)                                     7,200,000  (a)           7,200,000

      5.50%, Series A (BPA; Commerzbank)                                                      2,700,000  (a)           2,700,000

Massachusetts Development Finance Agency, Revenue, VRDN

   (LaSalle Village) 5%, Series C (LOC; Fleet Bank)                                           3,700,000  (a)           3,700,000

Massachusetts Health and Educational Facilities
   Authority, Revenue, VRDN:

      (Amherst College) 5.10%, Series F
         (Guaranty; Amherst College)                                                          4,600,000  (a)           4,600,000

      (Capital Asset Program) 4.90%, Series C
         (Insured; MBIA and LOC; State Street Bank Trust Co.)                                   900,000  (a)             900,000

      (Falmouth Assistance For Living)
         5.40%, Series A (LOC; Fleet Bank)                                                    4,800,000  (a)           4,800,000

      (Hallmark Health Systems) 5.65%, Series B
         (Insured; FSA and LOC; Fleet Bank)                                                   3,000,000  (a)           3,000,000

      (Harvard University) 5.10%, Series L
         (Guaranty; Harvard University)                                                       7,800,000  (a)           7,800,000

      (Partners Healthcare Systems) 5.60%, Series P-2
         (Insured; FSA, LOC; Morgan Guaranty

         Trust Co. and SBPA; Bayerishe Landesbank)                                            3,000,000  (a)           3,000,000

      Refunding (Harvard University)
         5.40%, Series R (Guaranty; Harvard University)                                       2,000,000  (a)           2,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities
  Authority, Revenue, VRDN (continued):

      (Wellesley College) 5.30%, Series E
         (Guaranty; Wellesley College)                                                        3,915,000  (a)           3,915,000

      (Williams College) 5.28%, Series E
         (Guaranty; Williams College)                                                         2,995,000  (a)           2,995,000

Massachusetts Housing Finance Agency, VRDN:

   5.46% (Insured; MBIA and LOC; Hypovereinsbank)                                             2,600,000  (a)           2,600,000

   Housing Revenue:

      5.55% (Insured; AMBAC and LOC; Commerzbank)                                             5,980,000  (a)           5,980,000

      5.55% (Insured; AMBAC and LOC; Merrill Lynch and Co.)                                   1,415,000  (a)           1,415,000

   Multi-Family Housing, Refunding

      5.50%, Series A (LOC; Federal
      National Management Association)                                                        4,900,000  (a)           4,900,000

Massachusetts Industrial Finance Agency, VRDN:

  Industrial Revenue, Refunding,

      (Quamco Inc.) 5.55%, Series A (LOC; Bank of Nova Scotia)                                  980,000  (a)             980,000

   PCR (Holyoke Water Power Co. Project)
      5.10% (LOC; Toronto-Dominion Bank)                                                      4,000,000  (a)           4,000,000

   Revenue:

      (Goddard House) 5.65% (LOC; Fleet Bank)                                                 1,765,000  (a)           1,765,000

      (Gordon College) 5.30% (LOC; State Street
         Bank and Trust Co.).                                                                 3,900,000  (a)           3,900,000

      (Heritage At Dartmouth) 5.50% (LOC; Bank of Boston)                                     1,500,000  (a)           1,500,000

      (Milton Academy) 5.45% (Insured; MBIA and LOC; Fleet Bank)                              1,000,000  (a)           1,000,000

      (Mount IDA College) 5.30% (LOC; Credit Local de France)                                 1,900,000  (a)           1,900,000

      Refunding (Showa Women's Institute) 4.50% (LOC;
         The Bank of New York)                                                                  600,000  (a)             600,000

      (Society for the Prevention of Cruelty)
         5.30% (LOC; Fleet Bank)                                                              1,000,000  (a)           1,000,000

Massachusetts Water Pollution Abatement Trust Pool Program

   4.25, Series 5, 8/1/2000                                                                   2,000,000                2,006,859

Massachusetts Water Resource Authority:

  CP:

      3.45%, 1/20/2000 (LOC; Morgan Guaranty Trust Co.)                                       1,000,000                1,000,000

      3.75%, 2/16/2000 (LOC; State Street Bank and Trust Co.)                                 3,500,000                3,500,000

   Prerefunded 7.625, Series A, 4/1/2000
      (Escrowed in; U.S. Government Securities)                                               1,580,000                1,627,195

   VRDN (Multi-Modal):

      5.30% Series A (Insured; AMBAC, LOC: Commerzbank and
         Credit Local de France and SBPA; Bank of Nova Scotia)                                2,500,000  (a)           2,500,000

      5.50%, Series A (LOC; Landesbank Hessen-Thueringen)                                     3,700,000  (a)           3,700,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Natick 6%, 8/1/2000.                                                                         1,220,000                 1,237,362

Needham 5.75%, 6/15/2000                                                                     1,136,000                 1,148,623

Northampton 5%, 10/15/2000 (Insured; FGIC)                                                     606,000                   610,618

Norwell, BAN 4.50%,7/20/2000                                                                 2,000,000                 2,005,329

Randolph, BAN 3.65%, 6/16/2000                                                               1,000,000                 1,000,517

Sandwich 6.75%, 7/16/2000                                                                      405,000                   411,646

Springfield, Municipal Purpose Loan
   4.50%, 10/1/2000 (Insured; FSA)                                                            1,020,000                1,023,663

Westfield:

   BAN 4%, 2/1/2000                                                                           3,000,000                3,001,113

   SAAN 4.10%, 3/21/2000                                                                      1,000,000                1,000,645

U.S. RELATED--.1%

Commonwealth of Puerto Rico Government
  Development Bank, Refunding, VRDN

   4.95% (Insured; MBIA and LOC; Credit Suisse)                                                 100,000  (a)             100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $119,239,377)                                                             99.3%              119,239,377

CASH AND RECEIVABLES (NET)                                                                          .7%                  830,226

NET ASSETS                                                                                       100.0%              120,069,603


Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       LOC           Letter of Credit
                  Corporation                                          MBIA          Municipal Bond Investors Assurance
BAN            Bond Anticipation Notes                                                  Insurance Corporation
BPA            Bond Purchase Agreement                                 PCR           Pollution Control Revenue
CP             Commercial Paper                                        SBPA          Standby Bond Purchase Agreement
FGIC           Financial Guaranty Insurance Company                    SAAN          State Aid Anticipation Notes
FSA            Financial Security Assurance                            VRDN          Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                   or            Moody's             or           Standard & Poor's                       Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                                VMIG1/MIG1, P1                   SP1+/SP1, A1+/A1                             78.5
AAA/AA (b)                            Aaa/Aa (b)                       AAA/AA (b)                                   10.3
Not Rated (c)                         Not Rated (c)                    Not Rated (c)                                11.2

                                                                                                                   100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
    CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
    THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           119,239,377   119,239,377

Interest receivable                                                     909,945

                                                                    120,149,322
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            44,095

Cash overdraft due to Custodian                                          34,839

Interest payable--Note 3                                                    785

                                                                         79,719
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      120,069,603
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     120,080,688

Accumulated net realized gain (loss) on investments                    (11,085)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      120,069,603
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      120,078,638

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,887,078

EXPENSES:

Management fee--Note 2                                                 253,562

Interest expense--Note 3                                                 2,948

TOTAL EXPENSES                                                         256,510

INVESTMENT INCOME--NET, representing net increase in net assets

   resulting from operations                                         1,630,568

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 1999           Year Ended
                                              (Unaudited)        June 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,630,568            3,488,075

Net realized gain (loss) from investments             --                   140

Net unrealized appreciation (depreciation)
   of investments                                     --                  (28)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,630,568            3,488,187
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,630,568)          (3,488,075)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 100,438,765          272,439,342

Dividends reinvested                              653,562            1,491,979

Cost of shares redeemed                     (103,773,668)         (262,574,293)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (2,681,341)           11,357,028

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,681,341)           11,357,140
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           122,750,944          111,393,804

END OF PERIOD                                 120,069,603          122,750,944

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                        December 31, 1999                                   Year Ended June 30,
                                                                   -----------------------------------------------------------------
                                               (Unaudited)          1999         1998            1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                          1.00         1.00          1.00           1.00           1.00         1.00

Investment Operations:

Investment income--net                                 .015         .027         .031           .031            .033         .032

Distributions:

Dividends from investment
    income--net                                       (.015)       (.027)       (.031)         (.031)          (.033)       (.032)

Net asset value, end of period                        1.00         1.00         1.00           1.00            1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.90(a)      2.76         3.17           3.12            3.31         3.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                  .45(a)       .45          .47            .37             .35          .35

Ratio of interest expense to
   average net assets                                  .01(a)        --          --              --              --           --

Ratio of net investment income
   to average net assets                              2.89(a)      2.71         3.15           3.09            3.24         3.19

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --          --           --             .09             .02           --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      120,070     122,751      111,394         90,264          52,317        25,485

A   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal income taxes and Massachusetts personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1999. If not applied, $2,000 of the carryover expires in fiscal 2000 and $1,000 expires in fiscal 2002

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees) . Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurels Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.


NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 1999 was approximately $100,800 with a related weighted average annualized interest rate of 5.80%.

                                                                       The Fund

                        For More Information

                        Dreyfus
                        BASIC Massachusetts Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  715SA9912